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                                 LOAN AGREEMENT

Borrower: Horizon Pharmacies, Inc.      Lender: Bergen Brunswig Drug Company
          275 West Princeton Dr.                4000 Metropolitan Drive
          Princeton, TX 75407                   Orange, California 92868

    This Agreement is made as of 10/16/96 between the Borrower and Lender and outlines the specific terms and conditions governing the credit facilities extended by the Lender to the Borrower and is a supplement to the promissory notes, security agreements and other documents and instruments required by this Agreement, all of which are incorporated herein and made a part hereof by reference.

    In consideration of the mutual terms and provisions contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

         1. CERTAIN DEFINITIONS. When used in this Agreement, the following terms shall have the following meanings:

              1.1 "AFFILIATE" shall mean with respect to Borrower or Lender, a Person which controls, is controlled by, or is under common control with Borrower or Lender, respectively.

              1.2 "CODE" shall mean the Internal Revenue Code of 1986, as amended.

              1.3 "COLLATERAL" shall mean at any time all property and rights that secure the obligations of Borrower and Guarantors under this agreement.

              1.4 "COLLATERAL DOCUMENTS" shall means the Security Agreement, Financing Statements and any other agreement or instrument in which Collateral is being or has been provided to Lender to secure the obligations of Borrower or Guarantors under any of the Loan Documents.

              1.5 "EVENT OF DEFAULT" shall means any of the events described in paragraph 7.1.

              1.6 "FINANCIAL STATEMENTS" shall mean a Balance Sheet and a Statement of Income and Expense reflecting profit or loss for the periods covered, a Statement of Cash Flow and a Statement of Changes in Equity, maintained on generally accepted accounting principles and a consistent basis.

              1.7 "GUARANTORS" shall mean Ricky D. McCord, Sy, S. Shahid and Charlie K. Herr.

              1.8 "GUARANTY" shall mean the guaranty to be furnished pursuant to paragraph 3.3.

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              1.9  "LOAN DOCUMENTS" shall mean this Agreement, the Notes, the
Collateral Documents and the Guaranties.

              1.10 "OBLIGATIONS" shall mean all obligations, now or hereafter owed by Borrower to Lender or an Affiliate of Lender under this Agreement or otherwise, including without limitation the indebtedness evidenced by the Notes, and any indebtedness evidenced by check, note, draft or open account obligations of Borrower for inventory purchases, and all obligations arising under franchise agreements and service agreements, and all other agreements between Borrower and Lender.

         1.11 "NOTE" shall mean the Promissory Notes executed and delivered by Borrower pursuant to paragraph 3.1.

         1.12 "PERMITTED LIENS" shall mean (a) current taxes not delinquent or taxes being contested in good faith by appropriate proceedings and for which appropriate reserves have been established as required by Lender, (b) the security interests and pledges to be granted by Borrower and the Guarantors under the Collateral Documents, and (c) liens, mortgages or security interests in favor of third parties which Borrower and the Guarantors have disclosed to Lender in writing and which Lender has approved in writing.

         1.13 "PERSON" shall means any natural person, corporation, firm, joint venture or other unincorporated association, trust, government or governmental agency.

         1.14 "PRIME RATE" shall mean the rate of interest announced from time to time by Bank of America, Illinois.

         1.15 "SECURITY AGREEMENT" shall mean the security agreement furnished by Borrower pursuant to paragraph 3.2..

         1.16 "STORE" shall mean the drug store or stores owned by Borrower wherever located.

         1.17 "UNMATURED EVENT OF DEFAULT" shall mean any event which if it continues uncured will, with lapse of time or note, or both, constitute an Event of Default.

    2.0  LOAN

         2.1 COMMITMENT. Subject to the terms and conditions of this Agreement, Lender hereby agrees to lend to Borrower and Borrower agrees to borrow from Lender the amount of One Million Five Hundred Thousand and 00/100 Dollars ($1,500,000.00) of which $950,000 has been disbursed prior to the date of this Agreement, but which disbursements are subject to the terms and conditions of this Agreement.

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         2.2  PURPOSE. The purpose of the Loan is to provide funds to acquire inventory, furniture, fixtures and equipment of retail pharmacy, and the proceeds of the Loan shall be used for such purpose.

         2.3 TERMS. Funds may be drawn under the loan beginning at such time as all conditions of lending described herein have been satisfied and all other terms of this agreement have been met. This commitment shall expire on May
17, 1997, if by that time the borrow has not satisfied the conditions of lending, accepted the Lender's commitment and drawn the Loan the Lender has made available.

         2.4 PREPAYMENT PENALTY. There shall be no prepayment penalty if part of the entire balance of principal and interest under the Note is repaid sooner than the maturity date of the Note.

         2.5 RENEWAL, EXTENSION AND REARRANGEMENT. All the provisions of this Agreement and the documents and the instruments delivered in connection herewith shall apply with equal force and effect to each and all promissory notes hereinafter executed which in whole or in part represent a renewal, extension for any period, increase or rearrangement of any part of the obligations originally represented by the Notes or of any part of such other obligations.

         2.6 INTEREST RATE. The interest rate for the Loan shall be set at a rate per annum equal to the Prime Rate from time to time plus (two percent) 2% per annum calculated on the basis of a 365 day year actual days elapsed. The term "Prime Rate" shall mean the rate of interest most recently announced by Bank of America, Illinois ("Bank") at its principal office in Chicago, Illinois as its Prime Rate, with the understanding that the Prime Rate is one of its base rates and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto, and is evidenced by the recording thereof after its announcement in such internal publication or publications as the Bank may designate. Any change in the interest rate resulting from a change in the Prime Rate shall become effective at 12:00 a.m. on the date on which such change in such Prime Rate becomes effective.

         2.7 GUARANTIES. The Loans shall be jointly and severally guaranteed without limitation by Ricky D. McCord, Sy S. Shahid and Charlie K. Herr and shall be on the Lender's standard form.

    3.0  NOTE AND COLLATERAL DOCUMENTS

         3.1 NOTE. The Loan shall be evidenced by a promissory note (the "Note") substantially in the form of Exhibit A and A-1, with appropriate insertions, payable to the order of Lender in the principal amount of the Loan.

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         3.2  SECURITY AGREEMENT.  The obligations shall be secured by Security
Agreements substantially in the form of Exhibit B, B-1 and B-2 (the "Security Agreement") from Borrower to Lender.

         3.3 GUARANTY. The obligations shall be guaranteed by the Guarantors under a Guaranty substantially in the form of Exhibit C, C-1, C-2 (the "Guaranty").

         3.4 FINANCING STATEMENTS. Borrower has and shall execute and deliver to Lender such financing statements as may be required under the Collateral Documents to perfect Lender's security interest in the Collateral.

    4.0  CONDITIONS OF LENDING

         4.1 DOCUMENTS. The obligation of Lender to make each advance under the Loan is subject to the delivery by Borrower to Lender of all of the following, each duly executed by the appropriate parties and acknowledged, where required, all in form and substance satisfactory to Lender.

              (a)  LOAN DOCUMENTS. The Loan Documents.

              (b) ORGANIZATIONAL DOCUMENTS. Certified copies of the organizational documents of Borrower, including the Certificate of Incorporation and Bylaws, and a Certificate of Good Standing from the Secretary of State or other appropriate authority of the state of Borrower's incorporation.

              (c) RESOLUTIONS. Certified copies of resolutions of the Board of Directors of Borrower authorizing the execution, delivery and performance of this Agreement, all of the Loan Documents, and all other agreements and documents required in this Agreement.

              (d) OTHER DOCUMENTS. Such other documents and instruments as Lender may reasonably require, including signed purchase agreements, equipment leases and license agreements, if required by Lender.

         4.2 OTHER CONDITIONS. The obligation of Lender to make each advance under the Loan is further subject to all of the following conditions:

              (a) ACCURACY OF WARRANTIES. All of the representations and warranties of Borrower and the Guarantors made to Lender under this Agreement or otherwise in connection with the Loan shall have been true and correct at the time they were made, and they shall continue to be true and correct the time Lender advances the funds to Borrower under this Agreement.

              (b) FINANCIAL STATEMENTS. Borrower and each of the Guarantors shall have submitted to Lender current Financial Statements, for a fiscal period ended not more than ninety (90) days prior to the date such Financial Statements are submitted to Lender, certified in writing by Borrower and the Guarantors, respectively, as to

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their accuracy and completeness as of the date thereof. Such financial statements must be satisfactory to Lender.

              (c) TITLE SEARCH. Lender shall have received such Uniform Commercial Code searches, tax and judgment lien searches and other information it may require in order to satisfy itself that the Collateral is free and clear of all liens and security interests other than the Permitted Liens.

              (d) INSURANCE. Lender shall have received evidence satisfactory to Lender that the insurance required to be obtained and maintained by Borrower hereunder or under any of the other Loan Documents has been obtained and is in full force and effect.

              (e) ADDITIONAL EQUITY INVESTMENT - Prior to the disbursement of any portion of the remaining $550,000 of the loan, Lender shall have received evidence that an additional equity investment of no less than $400,000 consisting of at least $200,000 in the form of cash with no increase in amounts due to or from Shareholders has been made.

              (f) TAX RETURN - Lender shall have received a copy of the 1995 Federal and State Tax Returns of Horizon Pharmacies, Inc.

    5. REPRESENTATION OF WARRANTIES. To induce Lender to enter into this Agreement, Borrower represents and warrants to Lender that:

         5.1 ORGANIZATION. Borrower is a corporation duly organized, validly existing in good standing under the laws of the state of its incorporation and is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction where, because of the nature of its activities or properties, such qualification is required. Borrower has no subsidiaries.

         5.2 AUTHORIZATION; NO CONFLICT. The execution and delivery of the Loan Documents, the borrowings hereunder, and the performance by Borrower of its obligations under the Loan Documents, are within Borrower's corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental approvals, if any are required, and do not and will not contravene or conflict with any provision of law or of the certificate of incorporation or bylaws of Borrower or of any agreement binding upon Borrower.

         5.3 VALIDITY AND BINDING NATURE. The Loan Documents, when executed and delivered, are and will be legal and binding obligations of Borrower and the Guarantors, respectively, enforceable against Borrower and the Guarantors in accordance with their respective terms.

         5.4 FINANCIAL INFORMATION. All Financial Statements and information furnished by Borrower and Guarantors to Lender fairly present the financial condition of Borrower and Guarantors as of the respective dates thereof. Neither Borrower nor any of the Guarantors has any contingent liability for taxes or other commitments which is not reflected therein.

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         5.5  NO ADVERSE CHANGES.  Since the dates of the Financial Statements furnished to Lender by Borrower and Guarantors, there has been no change in the business, operations, properties or condition (financial or otherwise) of Borrower or Guarantors which has been materially adverse.

         5.6 LITIGATION AND CONTINGENT LIABILITIES. No litigation, arbitration proceedings or governmental proceedings are pending or threatened against Borrower or any of the Guarantors, and Borrower and the Guarantors have no material contingent liabilities, other than as set forth in their Financial Statements furnished to Lender, except as follows:

         5.7 TITLE TO PROPERTIES. Borrower and/or Guarantors own all the Collateral.

         5.8 LIENS. None of the Collateral is subject to any mortgage, security interest, pledge, title retention lien or other encumbrance, except the Permitted Liens.

         5.9 LEASES AND LICENSES. Each lease and each license to which Borrower is a party covering real or personal property, including any lease in which Borrower leases the premises of the Store and any equipment lease for personal property used in the Store, is a valid and binding lease or license, as the case may be, enforceable in accordance with its terms. There is no default by any part under any such lease or license, nor has any event occurred which, with notice or lapse of time, or both, could constitute a default.

         5.10 STORE. Retailer owns all assets, including licenses and permits, necessary to operate the store.

         5.11 PAYMENT OF TAXES. All tax returns and reports of Borrower and Guarantors required to be filed by any of them have been timely filed, and all taxes, assessments, fees and other governmental charges upon Borrower or Guarantors and upon their respective properties, assets and income which are due and payable have been paid.

         5.12 EMPLOYEE BENEFIT PLANS. Borrower is in compliance with all applicable provisions of the Employee Retirement Income Security Act and the regulations and published interpretations thereunder with respect to all employee benefit plans maintained by Borrower. No event has occurred which would give rise to any unanticipated liability under such Act with respect to any such plan.

         5.13 DISCLOSURE. No representation or warranty of Borrower or any of the Guarantors contained in this Agreement or in any other document, certificate or written statement furnished to Lender by or on behalf of Borrower or any of the Guarantors for use in connection with the Loan contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading. There is no fact know to Borrower or any of the Guarantors which materially, adversely affects or would affect the business, operations, property, assets or condition (financial or otherwise) of Borrower, or any of the Guarantors which has not been disclosed herein or in such other documents or certificates furnished to Lender for use in connection with the Loan.

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    6.0  BORROWER'S COVENANTS. Until all obligations of Borrower hereunder and under the Note and Collateral Documents are paid and satisfied in full, Bergen agrees that, unless at any time Lender shall otherwise expressly consent in writing, Borrower will:

         6.1 FINANCIAL STATEMENTS, CERTIFICATES AND OTHER INFORMATION. Furnish to Lender:

              (a) ANNUAL FINANCIAL STATEMENTS. Within Ninety (90) calendar days after each fiscal year of Borrower, a copy of the Financial Statements of Borrower, which fairly present the financial condition of Borrower as of the date thereof.

              (b) INTERIM FINANCIAL STATEMENTS. Within Sixty (60) calendar days after each quarter (excluding the last quarter) of each fiscal year of Borrower, a copy of the unaudited Financial Statements of Borrower prepared in the same manner as the annual Financial Statements referred to in subparagraph (a), signed by the President of Horizon Pharmacies, Inc.

              (c) CERTIFICATES. Contemporaneously with the furnishing of the Financial Statements provided in subparagraphs (a) and (b), a certificate dated the date of such Financial Statements and signed by the Borrower to the effect that no Event of Default or Unmatured Event of Default has occurred and is continuing or, if there is any such event, describing it and the actions, if any, being taken to correct it, and that the Borrower is in compliance with all terms of the Loan Documents.

              (d) NOTICE OF DEFAULT, LITIGATION. Immediately upon learning of the occurrence of any of the following, written notice thereof, describing the same and the actions being taken by Borrower with respect thereto: (i) the occurrence of any Event of Default or any Unmatured Event of Default; or (ii) the institution of, or any adverse determination in, any litigation, arbitration or other proceeding, which is material to Borrower.

              (e) TAX RETURNS. Within 30 days of filing, a copy of the Federal and State Income Tax Returns.

              (f) OTHER INFORMATION. From time to time, such other information concerning Borrower as Lender may reasonably request, including Financial Statements of each of the Guarantors on an annual basis.

         6.2 BOOKS, RECORDS AND INSPECTIONS. Maintain complete and accurate books and records of Borrower's operations.

         6.3 INSPECTION. Permit any authorized representatives of Lender to visit and inspect the properties of Borrower, including financial and accounting records, and make copies and take extracts therefrom, and discuss Borrower's affairs, finances and accounts with its officers and accountants, all upon reasonable notice and at such reasonable times during normal business hours and as often as may be reasonably requested.

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         6.4  CONTINUOUS OPERATION. Continue to operate the Store throughout the term of the Loan and maintain all licenses and permits necessary for such operation.

         6.5 SINGLE LINE OF BUSINESS. Not enter into or conduct any business or operation other than the operation of the Store and other than the making of investments specifically permitted herein.

         6.6 LEASES AND LICENSES. Comply in all respects with all terms and provisions of the leases, subleases and licenses pertaining to the premises of the Store, equipment used in the Store and software and other property licensed to Borrower for use in the operation of the Store.

         6.7 INVENTORY. Conduct a physical count of merchandise in the Store at the end of each quarter, by inventory crews acceptable to Lender and supervised by Borrower and in connection therewith, permit Lender to count Borrower's cash on hand, reconcile the actual cash to the amount of cash indicated to be on hand by the books and records, and make a detailed analysis of items counted as cash on hand; and to permit Lender to conduct at its expense such counting, reconciling and analyzing on an unannounced basis as requested by the Lender.

         6.8 MAINTENANCE OF PROPERTIES. Maintain or cause to be maintained in good repair, working order and condition all properties used or useful in the operation of the Store, and from time to time make or cause to be made all appropriate repairs, renewals and replacements thereof.

         6.9 COMPLIANCE WITH LAWS. Comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, including those relating to the environment.

         6.10 INSURANCE. Maintain the following insurance coverage in such amounts and with such carriers as may be approved by Lender: (a) comprehensive general liability, (b) non-owned automobile, (c) all-risk insurance on the contents of the Store, (d) business interruption, (e) crime, including embezzlement, or theft by employees, (f) worker's compensation, and (g) umbrella liability; and furnish to Lender upon request evidence of such insurance coverage. Such insurance coverage shall designate Lender as the mortgagee under a standard mortgage clause.

         6.11 TAXES AND LIABILITIES. Pay when due all taxes, assessments and other liabilities except as contested in good faith and by appropriate proceedings and for which appropriate reserves have been established if required in accordance with generally accepted accounting principles.

         6.12 INDEBTEDNESS. Not incur or permit to exist any indebtedness for borrowed money or liability on account of property or services except (a) the Loan, and (b) current accounts payable arising in the ordinary course of business and indebtedness contemplated by this Agreement.

         6.13 LIENS. Not create or permit to exist any mortgage, pledge, title retention line, or other line, encumbrance or security interest with respect to any assets now owned or hereafter acquired, except the Permitted Liens.

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         6.14 GUARANTEES, LOANS, ADVANCES OR INVESTMENTS. Not become or be a guarantor or surety of, or otherwise become or be responsible in any manner (whether by agreement to purchase any obligations, stock, assets, goods or services, or to supply or advance any funds, assets, goods or services, or otherwise) with respect to any undertaking of any Person or entity, or make or permit to exist any loans or advances to, or investment in, any other Person, except for (a) the endorsement, in the ordinary course of collection, of instruments payable to it or to its order, (b) investments in direct obligations for which the full faith and credit of the United States or any agency thereof is pledged to provide for the payment of principal and interest or certificates of deposit of any bank having its principal office in the United States.

         6.15 COLLECTION OF ACCOUNTS RECEIVABLE. If an Event of Default or Unmatured Event of Default has occurred and is continuing, take or cause to be taken such action as Lender may direct so that immediately upon receipt by Borrower of cash, checks, drafts, chattel paper and other instruments or writings for the payment of money which may be received by Borrower at any time in full or partial payment or otherwise as proceeds of any of the Collateral, Borrower will transmit and deliver such items either (a) directly to Lender, or
(b) to one or more depository accounts as may be designated by Lender, it being understood that all such items so transmitted and delivered and any such account shall be deposited and maintained for the benefit of Lender. The agreement contained herein shall be in addition to, and not a limitation on, any remedy available to Lender under the Collateral Documents.

         6.17 ACCOUNTING. Not change the accounting methods or practices of Borrower.

         6.18 DEBT TO WORTH RATIO. Maintain a ratio of total debt to tangible net worth not greater than 4.0 to 1.

         6.19 OTHER AGREEMENTS. Not enter into any agreement, containing any provision which would be violated or breached by the performance of its obligations hereunder or under any instrument or document delivered or to be delivered by Borrower hereunder or in connection herewith.

         6.20 COMPLIANCE WITH OTHER AGREEMENTS. Comply in all respects with any and all other agreements with Lender, including equipment leases and software licenses.

         6.21 CORPORATE EXISTENCE. Preserve and keep in full force and effect Borrower's corporate existence and the rights and franchises material to its business.

         6.22 CERTIFICATE OF INCORPORATION, BYLAWS. Not amend, modify or in any manner change the organizational documents of Borrower, including the Certificate of Incorporation and Bylaws.

         6.23 PURCHASE OR REDEMPTION OF SECURITIES; DIVIDEND RESTRICTIONS. Not
(a) purchase or redeem any shares of the capital stock of Borrower, (b) declare or pay any dividends thereon, (c) make any distribution to holders of capital stock or set aside any funds for any such purpose, (d) issue any additional shares of any class of capital stock of Borrower or any warrants, options, rights or other commitments entitling any person to

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purchase or otherwise acquire any shares of stock of Borrower, (e) permit any change in stock ownership of Borrower.

         6.24 MERGERS, CONSOLIDATIONS, SALES. Not (a) be a party to any merger or consolidation, (b) purchase or otherwise acquire all or substantially all of the assets or stock of any class of, or any partnership or joint venture interest in, any other Person or entity or organize, own or maintain any subsidiary, (c) sell, transfer, convey or lease all or any substantial part of its assets, (d) sell or assign with or without recourse any receivables, other than to Lender under the Collateral Documents.

         6.25 SALES OF COLLATERAL. Not sell any of the assets serving as Collateral, other than the sale of inventory in the ordinary course of business.

         6.26 EMPLOYEES. Not pay any employee any compensation that is higher than the prevailing compensation for similar work in the vicinity of the Store.

         6.27 RELATED PARTY TRANSACTIONS. Not enter into any other transaction including, without limitation, the purchase, sale or exchange of property or the rendering of any services, with any Affiliate, or any shareholder or employee of Borrower, except in the ordinary course of and pursuant to the reasonable requirements of its business upon fair and reasonable terms no less favorable than would exist in a comparable transaction with a Person who is not an Affiliate.

         6.28 NOTIFICATION. Promptly after learning thereof, notify the Lender of (i) any material adverse change in the business, property, assets, operations or condition, financial or otherwise of Borrower, (ii) the details of any action, proceeding, investigation or claim against or affecting the Borrower instituted before any court, arbitrator or governmental authority or, to the Borrower's knowledge threatened to be instituted, which, if determined adversely to the Borrower would be likely to impair or defeat the lien of the Lender of any Collateral or any rights of the Borrower therein, or to have a material adverse effect on the financial condition or operations of the Borrower, or to result in a judgment or order against the Borrower, (iii) any substantial dispute between the Borrower and any governmental authority, (iv) any labor controversy which has resulted in or, to the Borrower's knowledge, threatens to result in a strike which would materially affect the business operations of the Borrower, and (v) the occurrence of any Event of Default (defined in Section 7 herein) or other event which with notice or lapse of time or both would constitute an Event of Default.

         6.29 MANAGEMENT. Report any change in executive personnel or key management to the Lender immediately.

    7.0  EVENTS OF DEFAULT AND THEIR EFFECT.

         7.1 EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

              (a) NON-PAYMENT OF NOTE. Default in the payment when due of any principal of, or interest on, the Note or any other monetary obligation.

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              (b)  NON-PAYMENT OF OTHER INDEBTEDNESS. Demand for payment, default in payment, or acceleration of the maturity of any other indebtedness for borrowed money, of, or guaranteed by Borrower or Guarantors, whether to Lender or any other Person.

              (c) BANKRUPTCY, INSOLVENCY, ETC. Borrower or any Guarantor becomes insolvent or generally fails to pay, or admits in writing its inability to pay, debts as they become due; or Borrower or any Guarantor applies for, consents to, or acquiesces in the appointment of a trustee, receiver or other custodian for Borrower or any Guarantor or any property of Borrower or any Guarantor, or makes a general assignment for the benefits of creditors; or, in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian is appointed for Borrower or any Guarantor or for a substantial part of the property of Borrower or any Guarantor and is not discharged within thirty (30) days; or any bankruptcy, reorganization, debt arrangement, or any case or proceeding under any bankruptcy or insolvency law or any dissolution or liquidation proceeding is commenced in respect of Borrower or any Guarantor, and if such case or proceeding is not commenced by Borrower or any guarantor, it is consented to or acquiesced in by Borrower or any Guarantor, or remains for thirty (30) days undismissed; or Borrower or any Guarantor takes any action to authorize, or in furtherance of, any of the foregoing.

              (d) BREACH OF AGREEMENT. Failure by Borrower or an Affiliate of Borrower to comply with or to perform any of the Obligations or default under any agreement to which Retailer or an Affiliate of Borrower is a party or by which it is bound covering the Store or any store operated by an Affiliate of Borrower or any equipment used in the Store or any store operated by any Affiliate of Borrower (and not constituting an Event of Default under any of the preceding provisions of this paragraph 7, and continuance of such failure for ten (10) days after notice thereof to Borrower from Lender.

              (e) EFFECTIVENESS OF GUARANTY. The failure of the Guaranty to become and remain effective in accordance with its terms until the Loan is paid in full.

              (f) WARRANTIES. Any warranty made by Borrower or any Guarantor herein or in any of the Collateral Documents is breached or is false or misleading in any material respect, or any schedule, certificate, financial statement, report, notice, or other writing furnished by Borrower to Lender is false or misleading in any material respect.

              (g) EMPLOYEE BENEFIT PLANS. With respect to any employee benefit plan of Borrower, (i) steps are undertaken to terminate such plan, (ii) such plan is terminated, or (iii) any Reportable Event, as defined in the Code, with respect to such plan shall occur, or any event shall occur with respect to such plan which in any such case would, in the judgment of the Lender, subject Borrower to any tax, penalty or other liability in the aggregate material in relation to the business, operations, property or financial or other condition of Borrower.

              (h) DEATH, ETC., OF GUARANTORS. Guarantor dies or becomes incapable of managing his own affairs; or serious illness of incapacity of Guarantor occurs for a period exceeding six (6) months; or a trustee, receiver, guardian, custodian or other legal representative is appointed for the person or any of the estate or assets of Guarantor.

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              (i) INSECURITY.  Lender at any time in good faith deems itself insecure with respect to the performance by Borrower or any Guarantor under this Agreement, the Note, the Guaranty, or any of the Collateral Documents.

         7.2 EFFECT OF EVENT OF DEFAULT. If any Event of Default described in paragraph 7.1 shall occur, Lender may declare the Note to be immediately due and payable in full, and in such event, the Note shall become immediately due and payable, without notice of any kind, and the Lender shall have the right to set off against the Obligations held by it any debt owing to the Borrower by Lender.

    8.   GENERAL

         8.1 WAIVER, AMENDMENTS. No delay on the part of Lender in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right, power or remedy preclude other or further remedy. No amendment, modification or waiver of, or consent with respect to, any provision of any of the Loan Documents shall in any event be effective unless it is in writing and signed and delivered by Lender, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         8.2 NOTICES. Any notice, demand, consent or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given when delivered personally, faxed or mailed, and if mailed, shall be deemed to have been given three (3) days after the date when deposited in the United States mails by registered or certified mail, postage prepaid, and addressed to Lender or Borrower at their respective addresses set forth below or at such other address as either of them may, by written notice, received by the other party, have designated as its address for such purpose.

              If to Lender:

                   John T. Rasor,
                   General Finance Manager
                   Bergen Brunswig Drug Company
                   5080 Spectrum Drive
                   Suite 715 West
                   Dallas, TX 75248


                   By FAX:   (972) 980-6914

                   With a Copy to:     Stephen G. Mangold
                                       Director, Financial Services
                                       Bergen Brunswig Corporation
                                       4000 Metropolitan Drive
                                       Orange, CA 92868
                   By FAX:             (714) 485-4396

                   If to Borrower:


                                  Ricky D. McCord
                                  Horizon Pharmacies, Inc.
                                  275 West Princeton Drive
                                  Princeton, TX 75407

                                  By FAX:   (972) 736-2588


         8.3 COSTS, EXPENSES AND TAXES. Borrower agrees to pay on demand all costs and expenses of Lender in connection with the preparation, execution, delivery and administration of the Loan Documents, and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith, and all costs and expenses incurred by Lender in connection with the enforcement of the Loan Documents and such other instruments or documents or any collateral security, including reasonable attorney's fees. All obligations provided in this paragraph shall survive any termination of this Agreement.

         8.4 CAPTIONS. Paragraph captions used in this Agreement are for convenient reference only, and shall not affect the interpretation of this Agreement.

         8.5 GOVERNING LAW. This Agreement and all of the Loan Documents shall be governed by, and construed in accordance with, the internal laws of the State of California. All obligations of Borrower and rights of Lender expressed herein or in the Note or any of the Collateral Documents shall be in addition to, and not in limitation of, those provided by applicable law.

         8.6 BINDING EFFECT. This Agreement shall be binding upon, and shall inure to the benefit of Lender and Borrower and their respective legal representatives, successors and assigns.

         8.7 NO THIRD PARTY BENEFICIARIES. Nothing in this Agreement, expressed or implied, is intended to confer any rights upon any Person, other than Lender and Borrower.

         8.8 SURVIVAL OF WARRANTIES. All agreements, representations and warranties made by Borrower and Guarantors herein shall survive the execution and delivery of this Agreement and the making of the Loan.

         8.9 MAXIMUM INTEREST. lt is not the intention of Lender or Borrower to violate the laws of any applicable jurisdiction relating to usury or other restrictions on the maximum lawful interest rate. The Loan Documents and all other agreements between Lender and Borrower, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no event shall the interest paid or agreed to be paid to Lender for the use, forbearance or detention of money loaned, or for the payment or performance of any covenant or obligation contained herein or in any of the other Loan Documents, exceed the maximum amount permissible under applicable law. If, from any circumstances, fulfillment of any provision hereof or any of the other Loan Documents at the time the performance of such provision shall be due, shall involve exceeding the limit prescribed by law, then the obligation to be fulfilled shall automatically be reduced to the limit prescribed by law, then the obligation shall automatically be reduced to the limit permitted by applicable law. If from any such circumstances, Lender shall ever receive anything of value deemed interest under applicable law which would exceed interest at the highest lawful rate, such excessive interest shall be applied to the reduction of the principal amount owing hereunder, and not to the payment of interest, or if such excessive interest exceeds any unpaid balance or principal, such excess shall be refunded to Borrower. All amounts paid or agreed to be paid to Lender for the Use, forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate of interest on account of such indebtedness is uniform throughout the term hereof. This paragraph shall control every other provision of the Loan
Documents and all other agreements between Lender and Borrower contemplated thereby.

         8.10 SEVERABILITY. If any provision in or obligation of any of the Loan Documents shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         8.11 COUNTERPARTS. This Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same agreement. This Agreement shall become effective upon the execution of a counterpart by each of the parties.

         8.12 FURTHER ASSURANCES. Borrower will, upon Lender's request, (a) promptly correct any defect, error or omission which may be discovered in the execution, acknowledgment or recordation of any of the Loan Documents, and (b) promptly do, executive, acknowledge and deliver any and all such further acts, deeds, conveyances, mortgages, deeds of trust, assignments, estoppel certificates, financing statements and continuations thereof, notices of assignment, transfers, certificates, assurances and other instruments as Lender may reasonably require from time to time in order to create and perfect its intended security interest or lien in any of the Collateral, and to convey, grant, assign, transfer and confirm the rights granted to Lender hereunder or under any of the other Loan Documents.

         8.13 CUMULATIVE RIGHTS. Rights and remedies of the Lender under the Notes, this Agreement and the documents and instruments executed and delivered in connection herewith shall be cumulative, and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any right or remedy.

         8.14 RIGHT TO ASSIGN. The Lender may assign, negotiate, pledge or otherwise hypothecate this Agreement, the Notes and the security and other related documents, or any of its rights and security hereunder or thereunder. In case of such assignment, Borrower will accord full recognition thereto and hereby agrees that all rights and remedies of the Lender in connection with the interest so assigned shall be enforceable against Borrower by the assignee thereof. Borrower specifically consents to sales of participations in the Loans by the Lender to any financial institutions of the Lender's choosing.

         8.15 TIME OF THE ESSENCE. Time shall be of the essence with respect to the performance by the parties of their obligations under the Loan Documents.

         8.16 ENTIRE AGREEMENT. This Agreement constitutes the entire understanding and agreement of the parties relative to the subject matter hereof, superseding all previous oral or written understandings and agreements concerning the Loan.

         8.17 WAIVER OF JURY TRIAL AND OBJECTION TO VENUE. Borrower and Guarantors hereby knowingly, voluntarily and intentionally waive the right to a jury trial of any claim, demand, action, or cause of action arising under any of the Loan Documents, including the Guaranty or the conduct of Lender, Borrower or Guarantors with respect thereto, whether such action or cause of action is based on contract or tort. Borrower and Guarantors waive any right to assert the doctrine of forum non conveniens or to object to the venue in any action instituted by Lender in connection with the Loan.


    Dated as of the date and year first above written.



LENDER:                                     BERGEN BRUNSWIG DRUG COMPANY



                                            By:  /s/  STEPHEN G. MANGOLD
                                               ------------------------------
                                               Stephen G. Mangold
                                               Director, Financial Services



BORROWER:                                   HORIZON PHARMACIES INC.



                                            By:  /s/   RICKY D. MCCORD
                                              ------------------------------
                                              Ricky D. McCord, President

                                  EXHIBIT A-1

BERGEN BRUNSWIG DRUG COMPANY

                               PROMISSORY NOTE

$800,000.00

     For value received, the undersigned, jointly and severally, promises to pay on demand, or if no demand is made, then on May 17, 1997 to BERGEN BRUNSWIG DRUG COMPANY, a California corporation or order at Post Office Box 5910, Orange, California 92613-5910 the principal sum of Eight Hundred Thousand dollars ($800,000.00) in lawful money of the United States of America, in immediately available funds. The undersigned further agrees to pay interest, in like money, on the unpaid principal amount owing hereunder from the date hereof until such principal amount shall have become due and payable (whether by stated maturity, by acceleration or otherwise) at a rate per annum equal to the Prime Rate from time to time plus two percent (2.0%) per annum calculated on the basis of a 365 day year actual days elapsed. The term "Prime Rate" shall mean the rate of interest most recently announced by SunTrust Bank Atlanta at its principal office in Atlanta, Georgia as its Prime Rate, with the understanding that the Prime Rate is one of its base rates and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto, and is evidenced by the recording thereof after its announcement in such internal publication or publications as the bank may designate.

     Interest shall be payable on any overdue payment of principal or interest at (to the extent permitted by law) the greater of 12% per annum or a fluctuating rate per annum equal to 2.0% above the Prime Rate from time to time in effect, until such unpaid amount shall have been paid in full (whether before or after judgment). All overdue payments shall be payable on demand. Interest will be calculated in arrears and will accrue only on amounts disbursed from date of disbursement. Any change in the interest rate resulting from a change in the Prime Rate shall become effective at 12:01 a.m. on the date on which such change in such Prime Rate becomes effective.

     Interest accrued hereunder shall be payable monthly commencing June 17, 1996 and calculated in arrears. Principal shall be payable in full on demand, or if no demand is made on May 17, 1997.

     The following shall constitute Events of Default hereunder.
     1.  Failure to make any payment of principal or interest when due.
     2. Failure to timely make any payment of principal or interest as and when due pursuant to any other promissory note, purchase account or other credit arrangement between the undersigned (which for the purpose of this provision includes any subsidiary, parent, sister company, guarantor, endorser or other affiliate of the undersigned) and BERGEN BRUNSWIG DRUG COMPANY.
     3. Filing of a petition by or against the maker hereof under the Bankruptcy Act, as amended from time to time, or similar law; appointment of a receiver, trustee, custodian or liquidator of or for any part of the assets or property of the maker, the maker becomes insolvent; the maker shall make a general assignment for the benefit of creditors or shall generally fail to pay debt as they become due.
     4. Death or incapacity of any individual maker, or dissolution or liquidation of any maker which is a corporation, partnership or joint venture, or should the business of maker be sold or transferred, in whole or in part, or should any attachment be levied upon said business and not released within ten days thereafter, or should operations of said business be discontinued for a period of more than ten consecutive days.
     5. Default by the maker under the terms of any agreement or instrument pursuant to which the maker has incurred debt from any person or entity.



                     SINGLE MATURITY DISBURSEMENT/DAILY

     ??  [Copy not legible]

     Should any Event of Default in payment of principal or interest when due as provided in this note exceed fifteen days and the holder hereof does not elect to accelerate this note as provided below, the undersigned promises to pay a "collection charge" of five percent (5.0%) of each delinquent payment in addition to any interest which accrues thereon, for the purpose of defraying the expense of following up and handling the said delinquent payment.

     Should any Event of Default occur, the holder of this note, at holder's option may declare all sums of principal and interest outstanding hereunder to be immediately due and payable without presentment, demand or notice of dishonor, all of which are expressly waived.

     The maker hereof agrees to pay all costs and expenses, including reasonable attorneys' fees, incurred by the holder in connection with the enforcement of this note or the protection or preservation of any rights of the holder hereunder.

     The holder hereof may grant the maker, any endorsers and any other persons obligated hereon, extensions of the time for payment of this note and/or the maturity of any installment of installments, in whole or in part, without limit as to the number of such extensions, or the period or periods thereof, but shall be under no obligation to do so.

     The makers, sureties, guarantors and endorsers of this note hereby waive diligence, presentment, protest, demand and notice of every kind and (to the full extent permitted by law) the right to plead any statute of limitations and hereby agree that no failure on the part of the holder of this note to exercise any power, right or privilege hereunder, or to insist upon prompt compliance with the terms hereof, shall constitute a waiver thereof.

     This note may be assigned or sold at the sole discretion of BERGEN BRUNSWIG DRUG COMPANY and shall bind the heirs, administrators, executors, successors and assigns of the maker and inure to the benefit of any successors or assigns of BERGEN BRUNSWIG DRUG COMPANY.

     All or any portion of the balance owing may be prepaid at any time without penalty.

     Disbursements on this loan shall not be made unless all the terms and conditions of this note have been met. No disbursements will be made subsequent to nine months from the date of this note.

     This note shall be construed in accordance with the internal laws of the State of California.

HORIZON PHARMACIES, INC.
HORIZON PHARMACY

/s/ Rick McCord, President
------------------------------------
    Rick McCord, President

/s/ Sy Shahid, Vice President
------------------------------------
    Sy Shahid, Vice President

Dated: May 17, 1996                    Business Address: 460 Stickhorse Lane
                                                         McKinney, Texas 75069

                                  EXHIBIT B

                              SECURITY AGREEMENT

This SECURITY AGREEMENT made as of this 15th day of February, 1996 by and between BERGEN BRUNSWIG DRUG COMPANY, a California corporation (hereinafter referred to as "Secured Party") and HORIZON PHARMACIES, INC., dba HORIZON PHARMACY (hereinafter referred to as "Debtor").

For value received, the receipt of which is hereby acknowledged, Debtor and Secured Party hereby agree as follows:

1. DEBT AND COLLATERAL. Debtor hereby grants Secured Party a continuing security interest in and to all of Debtor's presently owned and after acquired accounts receivable, accounts, chattel paper, documents, instruments, promissory notes, general intangibles and returned goods; all present and hereafter acquired inventory wherever located, including without limitation, work in process and finished goods; all present and hereafter acquired equipment wherever located; all present and future furniture, furnishings and fixtures not permanently affixed to or constituting a part of the realty and not paid for by Sublandlord or Prime Landlord pursuant to their advances, excepting those leased by Borrower; all of Debtor's contract rights as lessee under any and all real property leases pursuant to which Debtor occupies any of the premises from which debtor does business and any and all of Debtor's contract rights in any and all personal property leases pursuant to which Debtor is in possession of any personal property used in the conduct of Debtor's business; all proceeds and products of the forgoing, including but not limited to, money, deposit accounts, goods, insurance proceeds, and other tangible or intangible property received upon the sale or other disposition of the foregoing; all presently owned or hereafter acquired prescription files and records relating thereto (all of the foregoing being collectively referred to as the "Collateral") and all books and records of account identifying or relating to any of the Collateral.

2. OBLIGATIONS SECURED. The Collateral is and shall be security for Debtor's timely and full payment of any and all promissory notes executed by Debtor in favor of Secured Party, any existing obligation owned by Debtor to Secured Party, and any obligation or indebtedness arising subsequent to the date hereof, or acquired by Secured Party subsequent to the date hereof, including without limitation, any open account indebtedness between Debtor and Secured Party. Secured Party and Debtor expressly acknowledge and agree that they contemplate that Secured Party may extend credit and/or advance monies to the Debtor in the future, which may be in the form of direct loans to the Debtor or may be in the form of sales to the Debtor on credit, and any such future indebtedness created subsequent to the date of this Agreement shall be subject to the security interest created herein.

The Collateral shall also secure the Debtor's prompt and faithful performance of all of the Debtor's obligations, covenants, representations and warranties contained in this Security Agreement or in any other agreement to which Debtor is a party (or by which Debtor is bound) and to which Secured Party is a party or of which Secured Party is a beneficiary.

3. INSURANCE. The Debtor shall insure the Collateral and keep the same insured against all loss, damage or destruction due to fire, theft and other casualty loss, in a sum and by policies adequate at all times to protect the interest of Secured Party hereunder and otherwise satisfactory to Secured Party. Debtor, upon request, shall furnish Secured Party evidence of such insurance. Upon Debtor's failure to provide such insurance, Secured Party may, but shall not be obligated, to procure such insurance, and in such event, the Debtor shall reimburse Secured Party for the premium therefore upon demand, and if Debtor fails to do so, Debtor shall be in default under this Security Agreement.

4. DEBTOR'S COVENANTS, REPRESENTATIONS AND WARRANTIES. To induce Secured Party to enter into this Security Agreement, Debtor covenants, represents and warrants as follows:

     a. Debtor is the lawful owner of all Collateral referred to in Paragraph 1 hereof, and Debtor has the right and power to grant a security interest in the Collateral to Secured Party. There are no other security interest liens, encumbrances, charges or claims against any of the Collateral, except as is specifically identified by Debtor in writing and attached to this Security Agreement.

     b. In the event that the Collateral referred to in Paragraph 1 hereof shall hereafter become subject to any lien, encumbrance, security interest or claim of any other person or entity (other than with the express written consent of Secured Party),

Debtor warrants that it will immediately undertake to secure the release of the Collateral from such lien, encumbrance, security interest or claim at Debtor's own cost and expense. Debtor will appear in and defend any action or proceeding which may affect the security interest of Secured Party.

     c. Debtor will maintain and repair Collateral; will use the collateral lawfully and only within insurance coverage; will not use the Collateral so as to cause or result in any waste, unreasonable deterioration or depreciation; will permit Secured Party to enter upon Debtor's property and to inspect the Collateral at any reasonable time.

     d. Debtor will not, without the written consent of Secured Party, sell, contract to sell, lease, encumber or dispose of the Collateral (with the exception of inventory sold in the ordinary course of business) until the indebtedness to Secured Party has been completely discharged, or written permission is obtained from Secured Party.

     e. Debtor will pay, when due, all taxes, assessments, charges, liens or encumbrances now or hereafter assessed against the Collateral by any governmental agency.

     f. Debtor shall execute and deliver to Secured Party concurrently with the execution of this Security Agreement, and at any time or times hereafter at the request of Secured Party, all financing statements, renewal financing statements, security agreements, assignments, statements, certificates of title, conveyances, affidavits, notices, and any other agreements, instruments and documents that Secured Party may request, in form satisfactory to Secured party to perfect and maintain the security interest granted herein by Debtor to Secured Party and in order to consummate fully all of the transactions contemplated herein.

     g. The making and performing of this Security Agreement is not in contravention of or prohibited by any indenture, agreement, or undertaking to which Debtor is a party or by which Debtor is bound or affected.

     h. All financial information (and all information relating to the collateral heretofore submitted to Secured Party by Debtor or at Debtor's request) is true and correct, and all financial information hereafter submitted to Secured Party by Debtor or at Debtor's request will be true and correct when given.

     i. If Debtor is a corporation, Debtor is duly organized and valid existing in the state of its incorporation, and is authorized to do business in the place it is currently operating, and the execution, delivery and performance of this Security Agreement are within Debtor's corporate powers and have been duly authorized by the board of directors and shareholders, if necessary, and are not in conflict with any laws or terms of its Articles of Incorporation or its bylaws.

     k. Debtor shall furnish Secured Party annually, or at such more frequent intervals as Secured Party may request, a financial statement including a balance sheet and an income statement prepared in accordance with generally accepted accounting principles and such other financial information relating to Debtor's business affairs and Collateral which Secured Party may from time to time reasonably request.

     l. Debtor shall inform Secured Party immediately on the occurrence of any materially adverse change in Debtor's financial condition.

     m. Debtor shall not move the Collateral from the location shown on the signature page hereto without notifying Secured Party.

     n. Debtor shall not move its business operations without advance notice to Secured Party.

     o. Debtor shall not merge nor reorganize its business, nor change the form of its business (for example, from a sole proprietorship to a corporation) without advance notice to Secured Party.

     p.  Debtor shall not change its name without advance notice to Secured
Party.

     q.  Debtor shall notify Secured Party promptly of:

           i) any attachment or legal process levied against any of the Collateral or any other of Debtor's property; and

           ii) any information received by or known to Debtor which in any way may affect the value of the Collateral or the rights of Secured Party in the Collateral.

     r. Debtor shall promptly reimburse Secured Party for any and all legal and accounting expenses, including reasonable attorneys' and accountants' fees and court costs incurred in collecting any sums payable by Debtor in enforcing this Security Agreement or any obligations secured thereby or in verifying, handling, retrieving, repossessing, selling or otherwise disposing of the Collateral, all of which sums shall become part of the indebtedness secured hereby.

     s. Debtor shall not grant any security interest to anyone other than Secured Party in any of the Collateral without Secured Party's written consent.

5. DEFAULT. Any one of the following events shall constitute a default of Debtor's performance hereunder.

     a. Failure of Debtor to pay as and when due its obligations under the promissory note between Debtor and Secured Party dated February 15, 1996.

     b. Failure of Debtor to perform and observe any of the terms, conditions, covenants, representations or warranties contained in this Security Agreement.

     c. Failure of Debtor to pay when due any open account indebtedness, now existing or hereafter arising, owed to Secured Party; or any other obligation or indebtedness now existing or hereafter arising.

     d. The filing by or against Debtor of a petition under any section or chapter of Bankruptcy Code, 11 U.S.C. & 101 et seq.; the making by Debtor of an assignment for the benefit of creditors; the filing by or against Debtor or a proceeding for dissolution or liquidation; the appointment of or the application for the appointment of a receiver, trustee, controller or custodian for all or part of the assets of Debtor; the attempt of

Debtor to make an adjustment, settlement, or extension of its debts with its creditors generally.

     e. Debtor's becoming insolvent, becoming unable to meet its obligations as they come due, or the cessation of Debtor's business operations for a period of ten consecutive days.

     f. The issuance of a writ of attachment, garnishment, execution or similar legal process against Debtor or any of Debtor's property.

     g. The making of any assessment for taxes against the Debtor by the United States of America, any state or subdivision of either.

     h. Secured Party in its sole discretion determines that the market value of the Collateral is inadequate to protect its interests, is unsafe or in danger of misappropriation.

6. REMEDIES. In the event of a default, Secured Party shall have, in addition to any rights and remedies contained in this Security Agreement or in any other agreement, instrument or document now or hereafter executed by Debtor and delivered to Secured Party, all the rights and remedies of a Secured Party under the California Commercial Code, all of which shall be cumulative to the extent permitted by law. In addition to all such rights and remedies, the Secured Party shall have the right, upon Debtor's default, to demand possession of the Collateral, in which event, the Debtor shall immediately undertake to deliver the Collateral to Secured Party at Debtor's own cost and expense. If Debtor is unable or unwilling to so deliver the Collateral, Secured Party shall have the right to enter upon the Debtor's premises and obtain possession of the Collateral. Secured Party's rights hereunder shall include the right to remove the Collateral from any premises owned by persons other than Debtor in which the Collateral may be found. Debtor shall indemnify and hold Secured Party harmless for any costs, expenses or liabilities incurred by Secured Party in connection with the repossession of the Collateral, including the defense of Secured party in any action by any person relating to the removal of the Collateral from any building owned by persons other than Debtor in which it may be found.

Upon repossession of the Collateral, Secured Party shall have the right to sell, lease, or otherwise dispose of the Collateral in any commercially reasonable manner pursuant to the provisions of the California Commercial Code.

In the event of a default, Secured Party shall have the right to enter and remain upon the various premises of Debtor without cost or charge to the Secured Party, and to use the same, together with materials, supplies, books and records of Debtor for the purpose of liquidating or collecting the Collateral, or for the conducting and preparing for the sale of the Collateral, whether by foreclosure, auction or otherwise. In addition, Secured Party may remove from such premises the Collateral to the premises of Secured Party or any agent of Secured Party for such time as Secured Party may desire, in order to collect effectively or liquidate the Collateral.

It is further agreed that in the event of default, Secured Party shall have the right, in addition to any other and all other rights granted under this Security Agreement or under the applicable provisions of the Commercial Code, to seek and obtain the appointment of a Receiver, which Receiver shall be entitled to enter upon, take possession of and manage the Collateral. All net proceeds realized by the Receiver after paying all expenses incurred in connection with the operation of the Receivership Estate including the business conducted on Debtor's premises shall be applied to payment of the costs of management of the Collateral and collection thereof including but not limited to Receiver's fees, premiums on Receiver's bonds and reasonable attorney's fees, and then to the sums secured by this Security Agreement. Secured Party is granted the right to have a Receiver appointed in recognition of the fact that the value of a substantial portion of the Collateral, including but not limited to the prescription files, is based upon the maintenance of Debtor's business as a going concern, and that default in paying the obligations due Secured Party hereunder will create a danger that the Collateral will be materially injured in value. Notwithstanding any other provision of this Security Agreement, in the event Secured Party exercises any of its rights hereunder to obtain possession of any of the Collateral (including, without limitation, Debtor's contract rights under any real property or personal property leases), Debtor shall continue to be solely liable for any and all obligations and liabilities arising in connection with such Collateral. Debtor agrees that Secured Party shall not be liable for any acts, omissions, obligations or liabilities of Debtor under or in connection with any contracts relating to any of the Collateral and Debtor shall indemnify and hold Secured Party harmless for any costs, expenses or liabilities incurred by Secured Party in connection with any such acts, omissions, obligations or liabilities.

7. ACCOUNTS RECEIVABLE. Debtor shall, at the written request of Secured Party, deliver to Secured Party schedules of accounts, contract rights, instruments, documents and chattel paper generated by Debtor in the course of its operations of its business and such other reports concerning the Collateral as Secured Party may from time to time hereafter request.

Debtor shall, at the written request of Secured Party, deliver to Secured Party from time to time hereafter at such intervals as requested and determined by Secured Party copies of all invoices and other such documents relating to accounts, documents, chattel paper, contract rights and instruments.

In the event of Debtor's default hereunder, Secured Party shall have the right at any time and from time to time thereafter, without notice to Debtor:
To notify all account debtors and obligors of accounts, documents, chattel paper, contract rights, general intangibles, and instruments of Debtor that Secured Party has a security interest in such Collateral and to direct all such persons to make payment to Secured Party of all sums owned by them to Debtor; to settle, compromise, sell, assign, extend or renew any debt owing by any such account debtor or obligor; to sell or assign such Collateral upon such terms as Secured Party may deem advisable; and to discharge and release in the name of Debtor and Secured Party any such debt (all of which Secured Party may do in the exercise of sole and absolute discretion). Any and all disbursements for costs and expenses incurred or paid by Secured Party with respect to the enforcement, collection or protection of its interest in the Collateral, or against Debtor, whether by suit or otherwise, notification of account debtors and obligors, including reasonable attorneys' fees, court costs and similar expenses, if any, shall become part of the indebtedness secured by the Collateral, payable upon demand.

8. ATTORNEYS' FEES. If at any time hereafter Secured Party employs counsel for advice with respect to this Security Agreement or any other agreement, instrument or document now or hereinafter executed by Debtor and delivered to Secured Party; to intervene, file a petition, answer motion or otherwise plead in any suit or proceeding relating to this Security Agreement, or any other agreement, instrument or document now or hereafter executed by Debtor and delivered to Secured Party; to protect, take possession of or to liquidate any of such Collateral; to attempt to enforce any security interest or lien in any Collateral; to represent Secured Party in any pending or threatened litigation with respect to the affairs of the Debtor in any way relating to the Collateral; or to enforce any rights of Secured Party of liabilities of Debtor hereunder. All reasonable attorneys' fees arising from such services, and any expenses, costs and charges relating thereto shall become part of the Debtor's obligation secured by the Collateral hereunder.

9.   MISCELLANEOUS.

     a. Any notice required to be given by Secured Party to Debtor of a sale, lease or other disposition or intended action by Secured Party with respect to any of the Collateral shall be deposited in the United States Mails, postage prepaid and duly addressed to Debtor at 460 Stickhorse Lane, McKinney, Texas 75069 (or such other address as Debtor may from time to time designate in writing to Secured Party), at least five (5) calendar days prior to such proposed action. Such notification shall constitute fair and reasonable notice to Debtor of any such action.

     b. Secured Party's failure at any time or times hereunder to require strict performance by Debtor of any of the provisions, warranties, or terms and conditions contained in this Security Agreement shall not constitute a waiver of any other default, whether prior or subsequent thereto.

     c. Consent of Secured Party, as used in this Agreement, will be based upon that which, in the Secured Party's judgment, is consistent with sound business practice, and such consent will not be unreasonably withheld.

     d. This Agreement and all other agreements, instruments or documents executed and delivered pursuant hereto or in connection herewith, shall be binding upon and inure to the benefit of the successors and assignees of the parties hereto.

     e. The laws and judicial decisions of the State of California shall govern and control the construction, enforceability, validity and interpretation of this Security Agreement and all of the agreements, instruments, or documents now or at any time or times hereafter executed and delivered by Debtor to Secured Party.

     f. If any action is brought in connection with the enforcement of this note, Debtor consents to jurisdiction of the Superior Court of the State of California, and waives any defense based upon lack of jurisdiction or venue to having the matter heard before the Superior Court of the State of California, in the County of Los Angeles.

DEBTOR:                                   SECURED PARTY:
HORIZON PHARMACIES, INC.                  BERGEN BRUNSWIG DRUG COMPANY
dba HORIZON PHARMACY

BY: /s/  RICK McCORD, President           BY: /s/  JOHN T. RASOR
   ------------------------------            -----------------------------------
   Rick McCord, President                    John T. Rasor, General Finance Mgr.


BY: /s/  SY SHAHID, Vice President
   -------------------------------
   Sy Shahid, Vice President


BILLING/CORRESPONDENCE ADDRESS
------------------------------
P.O. Box 1869
McKinney, Texas 75070

                               EXHIBIT B-1

                           SECURITY AGREEMENT

This SECURITY AGREEMENT made as of this 17th day of May 1996 by and between BERGEN BRUNSWIG DRUG COMPANY, a California corporation (hereinafter referred to as "Secured Party") and HORIZON PHARMACIES, INC., dba HORIZON PHARMACY (hereinafter referred to as "Debtor").

For value received, the receipt of which is hereby acknowledged, Debtor and Secured Party hereby agree as follows:

1. DEBT AND COLLATERAL. Debtor hereby grants Secured Party a continuing security interest in and to all of Debtor's presently owned and after acquired accounts receivable, accounts, chattel paper, documents, instruments, promissory notes, general intangibles and returned goods; all present and hereafter acquired inventory wherever located, including without limitation, work in process and finished goods; all present and hereafter acquired equipment wherever located; all present and future furniture, furnishings and fixtures not permanently affixed to or constituting a part of the realty and not paid for by Sublandlord or Prime Landlord pursuant to their advances, excepting those leased by Borrower; all of Debtor's contract rights as lessee under any and all real property leases pursuant to which Debtor occupies any of the premises from which debtor does business and any and all of Debtor's contract rights in any and all personal property leases pursuant to which Debtor is in possession of any personal property used in the conduct of Debtor's business; all proceeds and products of the foregoing, including but not limited to, money, deposit accounts, goods, insurance proceeds, and other tangible or intangible property received upon the sale or other disposition of the foregoing; all presently owned or hereafter acquired prescription files and records relating thereto (all of the foregoing being collectively referred to as the "Collateral") and all books and records of account identifying or relating to any of the Collateral.

2. OBLIGATIONS SECURED. The Collateral is and shall be security for Debtor's timely and full payment of any and all promissory notes executed by Debtor in favor of Secured Party, any existing obligation owed by Debtor to Secured Party, and any obligation or indebtedness arising subsequent to the date hereof, or acquired by Secured Party subsequent to the date hereof, including without limitation, any open account indebtedness between Debtor and Secured Party. Secured Party and Debtor expressly acknowledge and agree that they contemplate that Secured Party may extend credit and/or advance monies to the Debtor in the future, which may be in the form of direct loans to the Debtor or may be in the form of sales to the Debtor on credit, and any such future indebtedness created subsequent to the date of this Agreement shall be subject to the security interest created herein.

The Collateral shall also secure the Debtor's prompt and faithful performance of all of the Debtor's obligations, covenants, representations and warranties contained in this Security Agreement or in any other agreement to which Debtor is a party (or by which Debtor is bound) and to which Secured Party is a party or of which Secured Party is a beneficiary.

3. INSURANCE. The Debtor shall insure the Collateral and keep the same insured against all loss, damage or destruction due to fire, theft and other casualty loss, in a sum and by policies adequate at all times to protect the interest of Secured Party hereunder and otherwise satisfactory to Secured Party. Debtor, upon request, shall furnish Secured Party evidence of such insurance. Upon Debtor's failure to provide such insurance, Secured Party may, but shall not be obligated, to procure such insurance, and in such event, the Debtor shall reimburse Secured Party for the premium therefore upon demand, and if Debtor fails to do so, Debtor shall be in default under this Security Agreement.

4. DEBTOR'S COVENANTS, REPRESENTATIONS AND WARRANTIES. To induce Secured Party to enter into this Security Agreement, Debtor covenants, represents and warrants as follows:

     a. Debtor is the lawful owner of all Collateral referred to in Paragraph 1 hereof, and Debtor has the right and power to grant a security interest in the Collateral to Secured Party. There are no other security interest liens, encumbrances, charges or claims against any of the Collateral, except as is specifically identified by Debtor in writing and attached to this Security Agreement.

     b. In the event that the Collateral referred to in Paragraph 1 hereof shall hereafter become subject to any lien, encumbrance, security interest or claim of any other person or entity (other than with the express written consent of Secured Party),

Debtor warrants that it will immediately undertake to secure the release of the Collateral from such lien, encumbrance, security interest or claim at Debtor's own cost and expense. Debtor will appear in and defend any action or proceeding which may affect the security interest of Secured Party.

     c. Debtor will maintain and repair the Collateral; will use the collateral lawfully and only within insurance coverage; will not use the Collateral so as to cause or result in any waste, unreasonable deterioration or depreciation; will permit Secured Party to enter upon Debtor's property and to inspect the Collateral at any reasonable time.

     d. Debtor will not, without the written consent of Secured Party, sell, contract to sell, lease, encumber or dispose of the Collateral (with the exception of inventory sold in the ordinary course of business) until the indebtedness to Secured Party has been completely discharged, or written permission is obtained from Secured Party.

     e. Debtor will pay, when due, all taxes, assessments, charges, liens or encumbrances now or hereafter assessed against the Collateral by any governmental agency.

     f. Debtor shall execute and deliver to Secured Party concurrently with the execution of this Security Agreement, and at any time or times hereafter at the request of Secured Party, all financing statements, renewal financing statements, security agreements, assignments, statements, certificates of title, conveyances, affidavits, notices, and any other agreements, instruments and documents that Secured Party may request, in form satisfactory to Secured Party to perfect and maintain the security interest granted herein by Debtor to Secured Party and in order to consummate fully all of the transactions contemplated herein.

     g. The making and performing of this Security Agreement is not in contravention of or prohibited by any indenture, agreement, or undertaking to which Debtor is a party or by which Debtor is bound or affected.

     h. All financial information (and all information relating to the collateral heretofore submitted to Secured Party by Debtor or at Debtor's request) is true and correct, and all financial information hereafter submitted to Secured Party by Debtor or at Debtor's request will be true and correct when given.

     i. If Debtor is a corporation, Debtor is duly organized and valid existing in the state of its incorporation, and is authorized to do business in the place it is currently operating, and the execution, delivery and performance of this Security Agreement are within Debtor's corporate powers and have been duly authorized by the board of directors and shareholders, if necessary, and are not in conflict with any laws or terms of its Articles or Certificates of Incorporation or its bylaws.

     j. All insurance policies with respect to the Collateral shall contain a provision making the loss payable to Debtor and Secured Party jointly.

     k. Debtor shall furnish Secured Party quarterly, or at such more frequent intervals as Secured Party may request, a financial statement including a balance sheet and an income statement prepared in accordance with generally accepted accounting principles and such other financial information relating to Debtor's business affairs and Collateral which Secured Party may from time to time reasonably request.

     l. Debtor shall inform Secured Party immediately on the occurrence of any materially adverse change in Debtor's financial condition.

     m. Debtor shall not move the Collateral from the location shown on the signature page hereto without notifying Secured Party.

     n. Debtor shall not move its business operations without advance notice to Secured Party.

     o. Debtor shall not merge nor reorganize its business, nor change the form of its business (for example, from a sole proprietorship to a corporation) without advance notice to Secured Party.

     p.  Debtor shall not change its name without advance notice to Secured
Party.

     q.  Debtor shall notify Secured Party promptly of:

           i) any attachment or legal process levied against any of the Collateral or any other of Debtor's property; and

           ii) any information received by or known to Debtor which in any way may affect the value of the Collateral or the rights of Secured Party in the Collateral.

     r. Debtor shall promptly reimburse Secured Party for any and all legal and accounting expenses, including reasonable attorneys' and accountants' fees and court costs incurred in collecting any sums payable by Debtor in enforcing this Security Agreement or any obligations secured thereby or in verifying, handling, retrieving, repossessing, selling or otherwise disposing of the Collateral, all of which sums shall become part of the indebtedness secured hereby.

     s. Debtor shall not grant any security interest to anyone other than Secured Party in any of the Collateral without Secured Party's written consent.

5. DEFAULT. Any one of the following events shall constitute a default of Debtor's performance hereunder.

     a. Failure of Debtor to pay as and when due its obligations under the promissory note between Debtor and Secured Party dated May 17, 1996.

     b. Failure of Debtor to perform and observe any of the terms, conditions, covenants, representations or warranties contained in this Security Agreement.

     c. Failure of Debtor to pay when due any open account indebtedness, now existing or hereafter arising, owed to Secured Party; or any other obligation or indebtedness now existing or hereafter arising.

     d. The filing by or against Debtor of a petition under any section or chapter of Bankruptcy Code, 11 U.S.C. & 101 et seq.; the making by Debtor of an assignment for the benefit of creditors; the filing by or against Debtor or a proceeding for dissolution or liquidation; the appointment of or the application for the appointment of a receiver, trustee, controller or custodian for all or part of the assets of Debtor; the attempt of

Debtor to make an adjustment, settlement, or extension of its debts with its creditors generally.

     e. Debtor's becoming insolvent, becoming unable to meet its obligations as they come due, or the cessation of Debtor's business operations for a period of ten consecutive days.

     f. The issuance of a writ of attachment, garnishment, execution or similar legal process against Debtor or any of Debtor's property.

     g. The making of any assessment for taxes against the Debtor by the United States of America, any state or subdivision of either.

     h. Secured Party in its sole discretion determines that the market value of the Collateral is inadequate to protect its interests, is unsafe or in danger of misappropriation.

6. REMEDIES. In the event of a default, Secured Party shall have, in addition to any rights and remedies contained in this Security Agreement or in any other agreement, instrument or document now or hereafter executed by Debtor and delivered to Secured Party, all the rights and remedies of a Secured Party under the California Commercial Code, all of which shall be cumulative to the extent permitted by law. In addition to all such rights and remedies, the Secured Party shall have the right, upon Debtor's default, to demand possession of the Collateral, in which event, the Debtor shall immediately undertake to deliver the Collateral to Secured Party at Debtor's own cost and expense. If Debtor is unable or unwilling to so deliver the Collateral, Secured Party shall have the right to enter upon the Debtor's premises and obtain possession of the Collateral. Secured Party's rights hereunder shall include the right to remove the Collateral from any premises owned by persons other than Debtor in which the Collateral may be found. Debtor shall indemnify and hold Secured Party harmless for any costs, expenses or liabilities incurred by Secured Party in connection with the repossession of the Collateral, including the defense of Secured Party in any action by any person relating to the removal of the Collateral from any building owned by persons other than Debtor in which it may be found.

Upon repossession of the Collateral, Secured Party shall have the right to sell, lease, or otherwise dispose of the Collateral in any commercially reasonable manner pursuant to the provisions of the California Commercial Code.

In the event of a default, Secured Party shall have the right to enter and remain upon the various premises of Debtor without cost or charge to the Secured Party, and to use the same, together with materials, supplies, books and records of Debtor for the purpose of liquidating or collecting the Collateral, or for the conducting and preparing for the sale of the Collateral, whether by foreclosure, auction or otherwise. In addition, Secured Party may remove from such premises the Collateral to the premises of Secured Party or any agent of Secured Party for such time as Secured Party may desire, in order to collect effectively or liquidate the Collateral.

It is further agreed that in the event of default, Secured Party shall have the right, in addition to any other and all other rights granted under this Security Agreement or under the applicable provisions of the Commercial Code, to seek and obtain the appointment of a Receiver, which Receiver shall be entitled to enter upon, take possession of and manage the Collateral. All net proceeds realized by the Receiver after paying all expenses incurred in connection with the operation of the Receivership Estate including the business conducted on Debtor's premises shall be applied to payment of the costs of management of the Collateral and collection thereof including but not limited to Receiver's fees, premiums on Receiver's bonds and reasonable attorney's fees, and then to the sums secured by this Security Agreement. Secured Party is granted the right to have a Receiver appointed in recognition of the fact that the value of a substantial portion of the Collateral, including but not limited to the prescription files, is based upon the maintenance of Debtor's business as a going concern, and that default in paying the obligations due Secured Party hereunder will create a danger that the Collateral will be materially injured in value. Notwithstanding any other provision of this Security Agreement, in the event Secured Party exercises any of its rights hereunder to obtain possession of any of the Collateral (including, without limitation, Debtor's contract rights under any real property or personal property leases), Debtor shall continue to be solely liable for any and all obligations and liabilities arising in connection with such Collateral. Debtor agrees that Secured Party shall not be liable for any acts, omissions, obligations or liabilities of Debtor under or in connection with any contracts relating to any of the Collateral and Debtor shall indemnify and hold Secured Party harmless for any costs, expenses or liabilities incurred by Secured Party in connection with any such acts, omissions, obligations or liabilities.

7. ACCOUNTS RECEIVABLE. Debtor shall, at the written request of Secured Party, deliver to Secured Party schedules of accounts, contract rights, instruments, documents and chattel paper generated by Debtor in the course of its operations of its business and such other reports concerning the Collateral as Secured Party may from time to time hereafter request.

Debtor shall, at the written request of Secured Party, deliver to Secured Party from time to time hereafter at such intervals as requested and determined by Secured Party copies of all invoices and other such documents relating to accounts, documents, chattel paper, contract rights and instruments.

In the event of Debtor's default hereunder, Secured Party shall have the right at any time and from time to time thereafter, without notice to Debtor:
To notify all account debtors and obligors of accounts, documents, chattel paper, contract rights, general intangibles, and instruments of Debtor that Secured Party has a security interest in such Collateral and to direct all such persons to make payment to Secured Party of all sums owed by them to Debtor; to settle, compromise, sell, assign, extend or renew any debt owing by any such account debtor or obligor; to sell or assign such Collateral upon such terms as Secured Party may deem advisable; and to discharge and release in the name of Debtor and Secured Party any such debt (all of which Secured Party may do in the exercise of sole and absolute discretion). Any and all disbursements for costs and expenses incurred or paid by Secured Party with respect to the enforcement, collection or protection of its interest in the Collateral, or against Debtor, whether by suit or otherwise, notification of account debtors and obligors, including reasonable attorneys' fees, court costs and similar expenses, if any, shall become part of the indebtedness secured by the Collateral, payable upon demand.

8. ATTORNEYS' FEES. If at any time hereafter Secured Party employs counsel for advice with respect to this Security Agreement or any other agreement, instrument or document now or hereinafter executed by Debtor and delivered to Secured Party; to intervene, file a petition, answer motion or otherwise plead in any suit or proceeding relating to this Security Agreement, or any other agreement, instrument or document now or hereafter executed by Debtor and delivered to Secured Party; to protect, take possession of or to liquidate any of such Collateral; to attempt to enforce any security interest or lien in any Collateral; to represent Secured Party in any pending or threatened litigation with respect to the affairs of the Debtor in any way relating to the Collateral; or to enforce any rights of Secured Party of liabilities of Debtor hereunder. All reasonable attorneys' fees arising from such services, and any expenses, costs and charges relating thereto shall become a part of the Debtor's obligation secured by the Collateral hereunder.

9.   MISCELLANEOUS.
         a. Any notice required to be given by Secured Party to Debtor of a sale, lease or other disposition or intended action by Secured Party with respect to any of the Collateral shall be deposited in the United States Mails, postage prepaid and duly addressed to Debtor at 460 Stickhorse Lane, McKinney, Texas 75069 (or such other address as Debtor may from time to time designate in writing to Secured Party), at least five (5) calendar days prior to such proposed action. Such notification shall constitute fair and reasonable notice to Debtor of any such action.

     b. Secured Party's failure at any time or times hereunder to require strict performance by Debtor of any of the provisions, warranties, or terms and conditions contained in this Security Agreement shall not constitute a waiver of any other default, whether prior or subsequent thereto.

     c. Consent of Secured Party, as used in this Agreement, will be based upon that which, in the Secured Party's judgment, is consistent with sound business practice, and such consent will not be unreasonably withheld.

     d. This Agreement and all other agreements, instruments or documents executed and delivered pursuant hereto or in connection herewith, shall be binding upon and inure to the benefit of the successors and assignees of the parties hereto.

     e. The laws and judicial decisions of the State of California shall govern and control the construction, enforceability, validity and interpretation of this Security Agreement and all of the agreements, instruments, or documents now or at any time or times hereafter executed and delivered by Debtor to Secured Party.

     f. If any action is brought in connection with the enforcement of this note, Debtor consents to jurisdiction of the Superior Court of the State of California, and waives any defense based upon lack of jurisdiction or venue to having the matter heard before the Superior Court of the State of California, in the County of Los Angeles.


DEBTOR:                                SECURED PARTY:

HORIZON PHARMACIES, INC.               BERGEN BRUNSWIG DRUG COMPANY

DBA HORIZON PHARMACY


BY: /s/ Rick McCord, President         BY: /s/ John T. Raser
   ---------------------------------      ------------------------------------
   Rick McCord, President              Title:  General Finance Mgr.

BY: /s/ Sy Shahid, Vice President
   ---------------------------------
   Sy Shahid, Vice President


Billing/Correspondence Address
------------------------------
P.O. Box 1869
McKinney, Texas 75070

                                 EXHIBIT B-2

                             SECURITY AGREEMENT

     This SECURITY AGREEMENT ("Agreement") is made and entered into as of August 26, 1996, between BERGEN BRUNSWIG DRUG COMPANY, a California corporation ("Secured Party"), with its headquarters located at 4000 Metropolitan Drive, Orange, California 92868 and HORIZON PHARMACIES, INC., having a chief executive office at and mailing address of 275 W. Princeton Drive, Princeton, Texas, ("Debtor").

     For value received, the receipt of which is hereby acknowledged, Debtor and Secured Party hereby agree as follows:

     1.  CREATION OF SECURITY INTEREST.

         (a) DEBT AND COLLATERAL. Debtor hereby grants Secured Party a continuing security interest in and to all of Debtor's account receivables, accounts, chattel paper, documents, choses in action, instruments, promissory notes, general intangibles and returned goods, inventory ("Inventory"), wherever located, equipment ("Equipment"), wherever located; furniture, furnishings and fixtures not permanently affixed to or constituting a part of the realty, contract rights as lessee under any and all real property leases pursuant to which Debtor occupies any of the premises from which Debtor does business; and contract rights in any and all personal property leases pursuant to which Debtor is in possession of any personal property used in the conduct of Debtor's business all whether presently owned or hereafter acquired; and all proceeds of the foregoing, including but not limited to, money, deposit accounts, goods, insurance proceeds, and other tangible or intangible property received upon the sale or other disposition of any of the foregoing; and all presently owned or hereafter acquired prescription files and records relating to or used in the conduct of Debtor's business (all of the foregoing being collectively referred to as the "Collateral") and all books and records of account identifying or relating to any of the Collateral.

     (b) OBLIGATIONS SECURED. Secured Party and Debtor acknowledge and agree that:

          (i) The Collateral is and shall be security for Debtor's timely and full payment of any and all existing obligations owed by Debtor to Secured Party; and any obligation or indebtedness arising subsequent to the date hereof, or acquired by Secured Party subsequent to the date hereof, including without limitation any open account indebtedness between Debtor and Secured Party. Secured Party and Debtor expressly acknowledge and agree that they contemplate that Secured Party may extend credit to Debtor in the future, which may be in the form of sales to Debtor on credit, changes in credit terms or similar financial obligations, and any such future indebtedness created subsequent to the date of this Agreement shall be secured by the security interest granted and created under this Agreement.

         (ii) The Collateral shall also secure the Debtor's prompt and faithful performance of all of the Debtor's obligations, covenants, representations and warranties contained in this Agreement or in any other agreement to which Debtor is a party (or by which Debtor is bound) and to which Secured Party is a party or of which Secured Party is a beneficiary.

CON\MVW\SECURITY.AGR Rev. 7/96        1

     (c) PURCHASE MONEY SECURITY INTEREST. Debtor hereby grants to Secured Party and its assigns, and Secured Party retains, a purchase money security interest in and to the Collateral (as defined below), which security interest shall be superior to any other security interest granted or created by Debtor prior to the date Secured Party receives full payment of the purchase price of the Collateral and shall be a first lien on the Collateral. Debtor hereby agrees to execute and Secured Party may file in any appropriate public office such documents as may be necessary to perfect Secured Party's security interest, including, without limitation, any Uniform Commercial Code financing statements as may be required by Secured Party. For purposes of this Agreement, the term "Collateral" shall mean and include the following:

         (a) All pharmaceutical products, health and beauty aids and other similar goods sold by Secured Party or any affiliate or subsidiary of Secured Party to Debtor, whether delivered to Debtor or any affiliate or subsidiary of Debtor, wherever the same may be located (including, without limitation, the locations detailed in SCHEDULE A-1 attached hereto, as amended from time to time), and whether any of the foregoing has been sold prior to the date of this Agreement or is sold to Debtor hereafter; and

         (b) Any and all proceeds and products of any of the foregoing, including, without limitation, all money, accounts, general intangibles, documents, instruments, chattel paper, goods, insurance proceeds and any other tangible or intangible property received upon the sale or disposition of any of the foregoing.

     2. INSURANCE. Debtor shall insure the Collateral and keep the same insured against all loss, damage or destruction due to fire, theft, and such other perils as are covered under the broadest form of "all risk" average available in those States where the Collateral is located, in a sum and by such policies adequate at all times to protect the interest of Secured Party hereunder and otherwise satisfactory to Secured Party. Secured Party shall be named as an additional insured under any such policy(ies). Debtor, upon request, shall furnish Secured Party evidence of such insurance. Any renewal certificate and proof of payment of premium for such insurance shall be delivered to Secured Party not less than fifteen (15) days prior to the renewal date of any such insurance policy. Any such insurance shall be cancelable only after thirty (30) days' prior written notice to Debtor and Secured Party. Upon Debtor's failure to provide such insurance, Secured Party may, but shall not be obligated, to procure such insurance, and in such event, the Debtor shall promptly reimburse Secured Party for the premium therefore upon demand, and if Debtor fails to do so, Debtor shall be in default under this Agreement.

     3. DEBTOR'S COVENANTS, REPRESENTATIONS AND WARRANTIES. To induce Secured Party to enter into this Agreement, Debtor covenants, represents and warrants to Secured Party as follows:

         a. Debtor has the right and power to grant a security interest in the Collateral to Secured Party. There are no other security interest liens, encumbrances, charges or claims against any of the Collateral.

CON\MVW\SECURITY.AGR Rev. 7/96        2

     b. In the event that the Collateral shall hereafter become subject to any lien, encumbrance, security interest or claim of any other person or entity (other than with the express written consent of Secured Party or otherwise discussed in subsection 3(a) above), Debtor warrants that it will immediately undertake to secure the release of the Collateral from such lien, encumbrance, security interest or claim at Debtor's own cost and expense. Debtor will appear in and defend any action or proceeding which may adversely affect the security interest of Secured Party in the Collateral.

     c. Debtor shall: (i) properly maintain and repair the Collateral; (ii) use the Collateral lawfully and not in any manner that may cause a reduction or cancellation of the insurance required to be maintained under Section 2 above; (iii) not use the Collateral so as to cause or result in any waste, unreasonable deterioration or depreciation; and (iv) permit Secured Party to enter upon any of such Debtor's property and to inspect the Collateral at any reasonable time.

     d. Debtor shall not, sell, contract to sell, lease, encumber or dispose of the Collateral (with the exception of inventory sold in the ordinary course of business) until the indebtedness to Secured Party has been completely discharged, or the prior written consent of an officer of Secured Party is obtained.

     e. Debtor shall pay, prior to delinquency, all taxes, assessments, charges, liens or encumbrances now or hereafter assessed against the Collateral by any governmental agency.

     f. Debtor shall execute and deliver to Secured Party concurrently with the execution of this Agreement all financing statements, renewal financing statements, security agreements, assignments, statements, certificates of title, conveyances, affidavits, notices, and any other agreements, instruments and documents that Secured Party may request, in form satisfactory to Secured Party, to perfect and maintain the security interest and purchase money security interest of Debtor granted or created, whether now or in the future, under this Agreement. At any time upon the request of Secured Party, Debtor shall execute and deliver to Secured Party all financing statements, continuation financing statements, fixture filings, security agreements, chattel mortgages, pledges, assignments, endorsements of certificates of title, applications for title, affidavits, reports, notices, schedules of accounts, letters of authority, and all other documents that Secured Party may reasonably request, in form satisfactory to Secured Party, to perfect and continue perfected Secured
Party's security interests in the Collateral and in order to fully consummate all of the transactions contemplated hereby, including perfecting and protecting the purchase money security interest in the Inventory (and proceeds and receivables of the Inventory) granted by Debtor hereunder to Secured Party.

     g. The making and performing of this Agreement is not in contravention of or prohibited by any indenture, agreement or undertaking to which Debtor is a party or by which Debtor is bound or affected.

CON\MVW\SECURITY.AGR Rev. 7/96        3

     h. All financial information (and all information relating to the Collateral heretofore submitted to Secured Party by Debtor) is true and correct, and all financial information hereafter submitted to Secured Party by Debtor or at Debtor's request will be true and correct when given.

     i. Debtor is duly organized and validly existing in the state of its incorporation, and is authorized to do business in the states it is currently operating, and the execution, delivery and performance of this Agreement are within Debtor's corporate powers and have been duly authorized by the board of directors, if necessary, and are not in conflict with any laws or terms of its Articles or Certificates of Incorporation or its bylaws.

     j. All insurance policies with respect to the Collateral shall contain a provision making the loss payable to Debtor and Secured Party jointly.

     k. Debtor shall furnish Secured Party quarterly, or at such more frequent intervals as Secured Party may request, financial statements, including balance sheets and income statements prepared in accordance with generally accepted accounting principles, and such other financial information relating to Debtor's business affairs and Collateral that Secured Party may from time to time reasonably request.

     l. Debtor shall inform Secured Party immediately in writing on the occurrence of any adverse change in Debtor's financial condition.

     m. Debtor shall keep the Inventory and Equipment only at the locations identified on SCHEDULE A-1; PROVIDED, HOWEVER, that Debtor may amend SCHEDULE A-1 so long as such amendment occurs by written notice to Secured Party not less than thirty (30) days prior to the date on which the Inventory or Equipment is moved to such new location, so long as such new location is within the continental United States, and so long as, at the time of such written notification, Debtor provides any financing statements or fixture filings necessary to perfect and continue perfected Secured Party's security interests and purchase money security interests in such assets and Inventory, respectively, and also provides to Secured Party a landlord's waiver in form and substance satisfactory to Secured Party.

     n. Debtor shall not move its business operations without advance notice to Secured Party.

     o. Debtor shall not merge nor reorganize its business, nor change the form of its business without advance notice to Secured Party.

     p.  Debtor shall not change its name without advance notice to Secured
Party.

     q.  Debtor shall notify Secured Party promptly of:

                     (i) any attachment or legal process levied against any of the Collateral or any other of Debtor's property; and

CON\MVW\SECURITY.AGR Rev. 7/96        4

                         (ii) any information received by or known to Debtor which in any way may affect the value of the Collateral or the rights of Secured Party in the Collateral.

          r. Debtor shall promptly reimburse Secured Party for any and all legal and accounting expenses, including reasonable attorneys' and accountants' fees, disbursements and court costs, incurred in collecting any sums payable by Debtor and/or in enforcing this Agreement or any obligations secured hereby, or in verifying, handling, retrieving, repossessing, selling or otherwise disposing of the Collateral, all of which sums shall become part of the indebtedness secured by this Agreement.

          s. Debtor shall not grant any further security interest to anyone other than Secured Party in any of the Collateral without Secured Party's prior written consent.

          t. Secured Party (through any of its officers, employees, or agents) shall have the right, from time to time hereafter to inspect Debtor's books and to check, test, and appraise the Collateral in order to verify Debtor's financial condition or the amount, quality, value, condition of, or any other matter relating to, the Collateral.

     4. DEFAULT. Any one of the following events shall constitute a default ("Default") of Debtor's performance hereunder.

          a. Failure by Debtor to perform and observe any of the terms, conditions, covenants, representations or warranties contained in this Agreement.

          b. Failure by Debtor to pay when due any open account indebtedness, now existing or hereafter arising, owed to Secured Party, or any other obligation or indebtedness now existing or hereafter arising, or failure by Debtor to promptly and properly assist Secured Party in perfecting Securing Party's purchase money security interest in the inventory (and proceeds and receivable thereof).

          c. The filing by or against Debtor of a petition under any section or chapter of Title 11 of the United States Code, as amended; the making by Debtor of an assignment for the benefit of creditors (other than in favor of Secured Party under this Agreement); the filing by or against Debtor or a proceeding for dissolution or liquidation; the appointment of or the application for the appointment of a receiver, a trustee, controller or custodian for all or part of the assets of Debtor, and/or the attempt by Debtor to make an adjustment, settlement, or extension of its debts with its creditors generally.

          d. Debtor's becoming insolvent, becoming unable to meet its obligations as they come due, or the cessation of Debtor's business operations for a period of five (5) consecutive days.

          e. The issuance of a writ of attachment, writ of possession or similar legal process against Debtor or any of Debtor's property.

          f. The making of any assessment for taxes against the Debtor by the United States of America, any state or any subdivision of either.

CON\MVW\SECURITY.AGR Rev. 7/96         5

          g. Secured Party in its sole discretion determines that the value of the Collateral is inadequate to protect its interests, is unsafe or in danger of misappropriation.

     5. REMEDIES. In the event of a Default, Secured Party, in addition to any rights and remedies contained in this Agreement or in any other agreement, instrument or document now or hereafter executed by Debtor and delivered to Secured Party, shall have all the rights and remedies of a Secured Party under the California Uniform Commercial Code, all of which shall be cumulative to the extent permitted by law. In addition to all the rights and remedies, Secured Party shall have the right, upon Debtor's default, to demand possession of the Collateral, in which event, the Debtor shall immediately undertake to deliver the Collateral to Secured Party at Debtor's own cost and expense. If Debtor is unable or unwilling to so deliver the Collateral, Secured Party shall have the right to enter upon the Debtor's various premises, wherever situate, and obtain possession of the Collateral. In the event of a Default by Debtor, Secured Party shall have the right to enter and remain upon the various premises of Debtor without cost or charge to Secured Party, and to use the same, together with materials, supplies, books and records of Debtor for the purpose of liquidating or collecting the Collateral or its proceeds, or for the conducting and preparing for sale of the Collateral, whether by foreclosure, auction or otherwise. In addition, Secured Party may remove from such premises the Collateral to the premises of Secured Party or any agent of Secured Party for such time as Secured Party may desire, in order to liquidate the Collateral. Debtor shall indemnify and hold Secured Party harmless for any costs, expenses or liabilities incurred by Secured Party in connection with the repossession and/or liquidation of the Collateral.

          Upon repossession of the Collateral, Secured Party shall have the right to sell, lease, or otherwise dispose of the Collateral in any commercially reasonable manner pursuant to the provisions of the California Uniform Commercial Code.

          It is further agreed that in the event of a Default by Debtor, Secured Party shall have the right, in addition to any other and all other rights granted under this Agreement or under the applicable provisions of the California Uniform Commercial Code, to seek and obtain the appointment of a receiver under Chapter 5, Title 7, Part II of the California Code of Civil Procedure, as amended or redesignated, which receiver shall be entitled to enter upon, take possession of and manage the Collateral. All net proceeds realized by the receiver after paying all expenses incurred in connection with the operation of the receivership estate including the business conducted on Debtor's premises shall be applied to payment of the costs of management of the Collateral and collection thereof, including but not limited to the receiver's fees, premiums on the receiver's bonds and reasonable attorney's fees, and then to the sums secured by this Agreement. Secured Party is granted the right to have a receiver appointed in recognition of the fact that the value of a substantial portion of the Collateral is based upon the maintenance of Debtor's business as a going concern, and that default in paying the obligations due Secured Party hereunder will create a danger that the value of the Collateral will be materially and adversely affected. Notwithstanding any other provision of this Agreement, in the event Secured Party exercises any of its rights hereunder to obtain possession of any of the Collateral (including, without limitation, Debtor's contract rights under any real property or personal property leases), Debtor shall continue to be solely liable for any and all obligations and liabilities arising in connection with such Collateral. Debtor agrees that Secured Party shall not be liable for any acts, omissions, obligations or liabilities of Debtor under or in connection with any contracts relating to any of the Collateral and Debtor shall

CON\MVW\SECURITY.AGR Rev. 7/96         6
indemnify and hold Secured Party harmless for any costs, expenses or liabilities incurred by Secured Party in connection with any such acts, omissions, obligations or liabilities.

         Debtor hereby irrevocably makes, constitutes, and appoints Secured Party (and any of Secured Party's officers, employees, or agents designated by Secured Party) as Debtor's true and lawful attorney, with power to: (a) if Debtor refuses to, or fails timely to execute and deliver any of the documents described in SECTION 3(f) above, sign the name of Debtor on any of the documents described in SUBSECTION 3(f); (b) send requests for verification from other known creditors of Debtor; (c) endorse Debtor's name on any checks, notices, acceptances, money orders, drafts, or other item of payment or security that may come into Debtor's possession; (e) at any time that an event of a Default has occurred under this Agreement and is continuing or Secured Party deems itself insecure (in accordance with Section 1208 of the California Uniform Commercial Code), notify the post office authorities to change the address for delivery of Debtor's mail to an address designated by Secured Party, to receive and open mail addressed to Debtor, and to retain all mail relating to the Collateral and forward all other mail to Debtor; (f) at any time that an event of a Default has occurred and is continuing or Secured Party deems itself insecure (in accordance with Section 1208 of the California Uniform Commercial Code), make, settle, and adjust all claims under Debtor's policies of insurance and make all determinations and decisions with respect to such policies of insurance; and (g) at any time that an Event of Default has occurred and is continuing or Secured Party deems itself insecure (in accordance with Section 1208 of the California Uniform Commercial Code), settle and adjust disputes and claims of debtors of the Debtor, for amounts and upon terms which Secured Party determines to be reasonable, and Secured Party may cause to be executed and delivered any documents and releases which Secured Party determines to be necessary. The appointment of Secured Party as Debtor's attorney, and each and every one of Secured Party's rights and powers, being coupled with an interest, is irrevocable until all of the repayment obligations owing to Secured Party have been fully and finally repaid and performed.

     6. ACCOUNTS RECEIVABLE. Debtor shall, at the written request of Secured Party, deliver to Secured Party schedules of accounts, contract rights, instruments, documents and chattel paper generated by Debtor in the course of the operation of its business and such other reports concerning the Collateral as Secured Party may from time to time hereafter request.

         At the written request of Secured Party or from time to time hereafter at such intervals as requested and determined by Secured Party, Debtor shall deliver to Secured Party copies of all invoices and other such documents relating to accounts, documents, chattel paper, contract rights and instruments.

         In the event of Debtor's default under the provisions of this
Section 6, Secured Party shall have the right at any time and from time to time thereafter, without notice to Debtor: (i) to notify all accounts debtors and obligors of accounts, documents, chattel paper, contract rights, general intangibles, and instruments of Debtor that Secured Party has a security interest in such Collateral and to direct all such persons to make payments to Secured Party of all sums owed by them to Debtor; (ii) settle, compromise, sell, assign, extend or renew any debt owing by any such account debtor or obligor;
(iii) sell or assign such Collateral upon such terms as Secured Party may deem advisable; and (iv) discharge and release in the name of Debtor and Secured Party any such debt (all of which Secured Party may do its sole and

CON\MVW\SECURITY.AGR Rev. 7/96        7
absolute discretion). Any and all disbursements for costs and expenses incurred or paid by Secured Party with respect to the enforcement, collection or protection of its interest in the Collateral, or against Debtor, whether by suit or otherwise, notification of account debtors and obligors, including reasonable attorneys' fees, court costs and similar expenses, if any, shall become part of the indebtedness secured by the Collateral, payable upon demand.

     7. ATTORNEYS' FEES. If at any time hereafter Secured Party employs counsel for advice (i) with respect to this Agreement or any other agreement, instrument or document now or hereafter executed by Debtor and delivered to Secured Party, (ii) to intervene, file a petition, answer motion or otherwise plead in any suit or proceeding relating to this Agreement or to the Collateral, or any other agreement, instrument or document now or hereafter executed by Debtor and delivered to Secured Party; (iii) to protect, take possession of or liquidate any of the Collateral; (iv) to attempt to enforce any security interest or lien in any Collateral; (v) to represent Secured Party in any pending or threatened litigation with respect to the affairs of the Debtor in any way relating to the Collateral; or (vi) to enforce any rights of Secured Party of liabilities of Debtor hereunder, then all reasonable attorneys' fees arising from such services, and any expenses, costs and charges relating thereto shall become part of the Debtor's obligation secured by the Collateral hereunder.

     8.  MISCELLANEOUS.

         a. Any notice required to be given by Secured Party to Debtor of a sale, lease or other disposition or intended action by Secured Party with respect to any of the Collateral shall be deposited in the United States Mails, postage prepaid and duly addressed to Debtor at 275 W. Princeton Drive, Princeton, Texas 75407 (or such other address as Debtor may from time to time designate in writing to Secured Party), at least five (5) calendar days prior to such proposed action. Such notification shall constitute fair and reasonable notice to Debtor of any such action.

         b. Secured Party's failure at any time or times hereunder to require strict performance by Debtor of any of the provisions, warranties, or terms and conditions contained in this Agreement shall not constitute a waiver of any other default, whether prior or subsequent thereto.

         c. This Agreement and all other agreements, instruments or documents executed and delivered pursuant hereto or in connection herewith, shall be binding upon and inure to the benefit of the successors and assignees of the parties hereto.

         d. The internal laws and judicial decisions of the State of California, without regard to conflict of law provisions, shall govern and control the construction, enforceability, validity and interpretation of this Agreement and all of the agreements, instruments, or documents now or at any time or times hereafter executed and delivered by Debtor to Secured Party.

CON\MVW\SECURITY.AGR Rev. 7/96        8

         e. If action is brought in connection with the enforcement of this Agreement, Debtor consents to jurisdiction of the Superior Court of the State of California, and waives any defense based upon lack of jurisdiction or venue to having the matter heard before the Superior Court of the State of California in the County of Orange.


SECURED PARTY:                              DEBTOR:

BERGEN BRUNSWIG DRUG COMPANY,               HORIZON PHARMACIES INC.,
a California corporation                    a Texas corporation


By:  /s/  JOHN T. RASOR                     By:  /s/  RICK McCORD
   ----------------------------                -----------------------------
                                               Rick McCord, President



CON\MVW\SECURITY.AGR Rev. 7/96        9

                                 SCHEDULE A-1

                    PREMISES WITH INVENTORY AND EQUIPMENT


LOCATIONS

Horizon Pharmacies, Inc. (Corporate Office)
275 W. Princeton Drive
Princeton, Texas 75407


Horizon Pharmacy #1                        Horizon Pharmacy #2
604 S. Main Street                         218 W. Hwy. 380
Winnsboro, Texas 75494                     Princeton, Texas 75077

Horizon Pharmacy #3                        Horizon Pharmacy #4
101 E. Main Street                         100 E. Sam Rayburn Drive
Cuero, Texas 77954                         Bonham, Texas 75418

Horizon Pharmacy #5                        Horizon Pharmacy #6
125 E. Main Street                         211 N. Anglin Street
Uvalde, Texas 78801                        Cleburne, Texas 76031

Horizon Pharmacy #7                        Horizon Pharmacy #8
408 W. Broadway                            1024 N. Butler Avenue
McLoud, Oklahoma 74851                     Farmington, New Mexico 87401

Horizon Pharmacies, Inc.                   Horizon Pharmacy #9
dba Option Care                            1009 Superior Avenue
725 E. Ute                                 Tomah, Wisconsin 54660
Farmington, New Mexico 87401



CON\MVW\SECURITY.AGR Rev. 7/96         10

                                   EXHIBIT C

                              GUARANTEE AGREEMENT

     1. In consideration of any financial accommodations given, or to be given, or continued, by BERGEN BRUNSWIG DRUG COMPANY (hereinafter referred to as "Beneficiary") to HORIZON PHARMACIES, INC. dba HORIZON PHARMACY (hereinafter referred to as "Debtor") the undersigned hereby unconditionally guarantees the prompt payment of all indebtedness or liabilities according to the terms thereof as agreed in any financial statement, application or other instrument, including but not limited to that certain promissory note dated May 17, 1996 executed by Debtor, which debtor may now or at any time hereafter owe to Beneficiary, whether arising from dealings between Debtor and Beneficiary or from other dealings by which Beneficiary may be or become in any manner whatever a creditor of Debtor with such interest as may be due thereon.

     2. The undersigned agrees that Beneficiary may in its absolute discretion and without prejudice to or in any way limiting or lessening the liability of the undersigned under this guarantee: (a) extend credit to Debtor, in such amount and at such times as Beneficiary may determine, whether for a greater or lesser amount than is hereby guaranteed and whether Beneficiary has any knowledge of facts with respect to Debtor which might be construed as materially prejudicial to the interests of the undersigned, Beneficiary being hereby relieved of any duty to disclose any such facts to the undersigned; (b) grant extensions of time or other indulgences; (c) change the interest rate; (d) take or give up or modify, vary, exchange, renew or abstain from perfecting or taking advantage of any security; (e) accept or make compositions or other arrangements or file or refrain from filing a claim in any bankruptcy proceeding or Debtor or other guarantor; (f) discharge or release any party or parties; (g) realize on any security; and
(h) otherwise deal with Debtor and co-guarantors and other parties and security as Beneficiary may deem expedient.

     3. This shall be a continuing guarantee and shall cover all indebtedness and liabilities of Debtor and ??? more than one, the several obligations of each as well as their joint obligations, including those ??? up to such time as Beneficiary shall have actually received written notice of revocation of this guarantee by the undersigned. Such revocation shall not affect the undersigned's obligations to Beneficiary with respect to indebtedness or liabilities of Debtor to Beneficiary arising prior to actual receipt by Beneficiary of such revocation.

     4. This guarantee shall secure any balance due or owing from time to time and at any time from Debtor to Beneficiary, notwithstanding any payments from time to time made to Beneficiary or any settlement of account or any other thing whatsoever; and no payment made by or on behalf of the undersigned to Beneficiary shall be held to discharge or diminish the continuing liability of the undersigned hereunder unless written notice is given to Beneficiary at the time of making such payments that the same are being made for the purpose of liquidating such liability and until full payment of all indebtedness and liabilities (including interest), present and future and whether or not payment thereof is guaranteed hereby of Debtor to Beneficiary, the undersigned waives all right of subrogation and all benefit of or right to participate in any security now or hereafter held by Debtor.

     5. All demands, presentments, notices of protest and of dishonor and notices of every kind or nature, including those of any action or non-action on the part of Debtor, Beneficiary, any co-guarantor, or any creditor of Debtor, Beneficiary, or any co-guarantor, or any other person whomsoever, are expressly waived by the undersigned. The undersigned hereby waives the right to require Beneficiary to proceed against Debtor, any co-guarantor or any other party or to proceed against or apply any security it may hold, and waives the right to require Beneficiary to pursue any other remedy for the benefit of the undersigned, and agrees that Beneficiary may proceed against the undersigned for the amount hereby guaranteed without taking any action against Debtor, any co-guarantor or any other party and without proceeding against or ???ing any security it may hold. The undersigned waives the right to plead any and all statutes of limitations as a defense to this guarantee and to any indebtedness or liability hereby guaranteed, and agrees that any partial payments by or on behalf of Debtor on any indebtedness or liability hereby guaranteed,


REV 9/92                            GENERAL
GTEEHOR.DOC
including interest, shall, as of the time each such payment is made, stop the running of the time within which an action may be commenced upon this guarantee and shall constitute a further waiver by the undersigned of the right to plead any and all statutes of limitations as a defense to this guarantee and to any indebtedness or liability hereby guaranteed.

     6. All debts and liabilities, present and future, of Debtor to the undersigned, or any of them, are hereby postponed to the liabilities of Debtor to Beneficiary and all moneys received by any of the undersigned or their representatives, successors or assigns thereon, shall be received as trustees for Debtor and shall be paid over to Beneficiary and the undersigned and each of them further agree, upon any liquidation or distribution of the assets of Debtor, to assign to Beneficiary upon its request all claims on account of all such debts and liabilities, to the end that Beneficiary shall receive all dividends and payments on such debts and liabilities until payment in full of all liabilities of Debtor to Beneficiary; and this agreement shall constitute such assignment in the event the undersigned shall fail or refuse to execute and deliver such other or further assignment of such claims as Beneficiary may request.

     7. If the debtor is a corporation, Beneficiary is not be concerned to see or inquire into the powers of Debtor or its directors, officers, partners, associates or other agents acting or purporting to act on its behalf, the undersigned hereby representing that such powers exist, and moneys in fact borrowed from Debtor in the professed exercise of such powers shall be deemed to form part of the liabilities guaranteed, even though the borrowing or obtaining of such moneys be in excess of the powers of Debtor or of the directors, partners, officers, associates or other agents thereof, or shall be in any way irregular or defective or informal.

     8. The undersigned agrees to pay a reasonable attorneys' fee and all other costs and expenses which may be incurred by Beneficiary in connection with this Guarantee or in collection of any of said indebtedness or liabilities from Debtor or the undersigned.

     9. This Guarantee is assignable with any one and/or several and/or all of the indebtedness or liabilities which it guarantees, and when so assigned the guarantor shall be bound as above to the assignees without in any manner affecting guarantor's liability hereunder on any part of said obligations retained by Beneficiary.

     10. This Guarantee shall inure to the benefit of and bind the heirs, administrators, executors, assigns of Beneficiary and each of the undersigned, and shall be construed as the joint and several obligation of each of the undersigned where there is more than one.

     11. This Guarantee is in addition to and exclusive of the guarantee of any other guarantor and of any and all prior guarantees of any of the undersigned of indebtedness or liabilities of Debtor to Beneficiary; and this Guarantee shall in no way limit or lessen any other liability howsoever arising of any of the undersigned for payment of indebtedness or liabilities which are hereby guaranteed.

By  /s/  RICK McCORD
  ---------------------------------
  Rick McCord, an individual

By
  ---------------------------------

Dated: May 17, 1996
Index # 2014

                                  EXHIBIT C-1

                              GUARANTEE AGREEMENT

     1. In consideration of any financial accommodations given, or to be given, or continued, by BERGEN BRUNSWIG DRUG COMPANY (hereinafter referred to as "Beneficiary") to HORIZON PHARMACIES, INC. dba HORIZON PHARMACY (hereinafter referred to as "Debtor") the undersigned hereby unconditionally guarantees the prompt payment of all indebtedness or liabilities according to the terms thereof as agreed in any financial statement, application or other instrument, including but not limited to that certain promissory note dated May 17, 1996 executed by Debtor, which debtor may now or at any time hereafter owe to Beneficiary, whether arising from dealings between Debtor and Beneficiary or from other dealings by which Beneficiary may be or become in any manner whatever a creditor of Debtor with such interest as may be due thereon.

     2. The undersigned agrees that Beneficiary may in its absolute discretion and without prejudice to or in any way limiting or lessening the liability of the undersigned under this guarantee: (a) extend credit to Debtor, in such amount and at such times as Beneficiary may determine, whether for a greater or lesser amount than is hereby guaranteed and whether Beneficiary has any knowledge of facts with respect to Debtor which might be construed as materially prejudicial to the interests of the undersigned, Beneficiary being hereby relieved of any duty to disclose any such facts to the undersigned; (b) grant extensions of time or other indulgences; (c) change the interest rate; (d) take or give up or modify, vary, exchange, renew or abstain from perfecting or taking advantage of any security; (e) accept or make compositions or other arrangements or file or refrain from filing a claim in any bankruptcy proceeding of Debtor or other guarantor; (f) discharge or release any party or parties; (g) realize on any security; and (h) otherwise deal with Debtor and co-guarantors and other parties and security as Beneficiary may deem expedient.

     3. This shall be a continuing guarantee and shall cover all indebtedness and liabilities of Debtor and where more than one, the several obligations of each as well as their joint obligations, including those in???ed up to such time as Beneficiary shall have actually received written notice of revocation of this guarantee by the undersigned. Such revocation shall not affect the undersigned's obligations to Beneficiary with respect to indebtedness or liabilities of Debtor to Beneficiary arising prior to actual receipt by Beneficiary of such revocation.

     4. This guarantee shall secure any balance due or owing from time to time and at any time from Debtor to Beneficiary, notwithstanding any payments from time to time made to Beneficiary or any settlement of account or any other thing whatsoever; and no payment made by or on behalf of the undersigned to Beneficiary shall be held to discharge or diminish the continuing liability of the undersigned hereunder unless written notice is given to Beneficiary at the time of making such payments that the same are being made for the purpose of liquidating such liability and until full payment of all indebtedness and liabilities (including interest), present and future and whether or not payment thereof is guaranteed hereby of Debtor to Beneficiary, the undersigned waives all right of subrogation and all benefit of or right to participate in any security now or hereafter held by Debtor.

     5. All demands, presentments, notices of protest and of dishonor and notices of every kind or nature, including those of any action or non-action on the part of Debtor, Beneficiary, any co-guarantor, or any creditor of Debtor, Beneficiary, or any co-guarantor, or any other person whatsoever, are expressly waived by the undersigned. The undersigned hereby waives the right to require Beneficiary to proceed against Debtor, any co-guarantor or any other party or to proceed against or apply any security it may hold, and waives the right to require Beneficiary to pursue any other remedy for the benefit of the undersigned, and agrees that Beneficiary may proceed against the undersigned for the amount hereby guaranteed without taking any action against Debtor, any co-guarantor or any other party and without proceeding against or ???ing any security it may hold. The undersigned waives the right to plead any and all statutes of limitations as a defense to this guarantee and to any indebtedness or liability hereby guaranteed, and agrees that any partial payments by or on behalf of Debtor on any indebtedness or liability hereby guaranteed,

REV 9/92                         GENERAL
GTEEHOR.DOC
including interest, shall, as of the time each such payment is made, stop the running of the time, within which an action may be commenced upon this guarantee and shall constitute a further waiver by the undersigned of the right to plead any and all statutes of limitations as a defense to this guarantee and to any indebtedness or liability hereby guaranteed.

     6. All debts and liabilities, present and future, of Debtor to the undersigned, or any of them, are hereby postponed to the liabilities of Debtor to Beneficiary and all moneys received by any of the undersigned or their representatives, successors or assigns thereon, shall be received as trustees for Debtor and shall be paid over to Beneficiary and the undersigned and each of them further agree, upon any liquidation or distribution of the assets of Debtor, to assign to Beneficiary upon its request all claims on account of all such debts and liabilities, to the end that Beneficiary shall receive all dividends and payments on such debts and liabilities until payment in full of all liabilities of Debtor to Beneficiary; and this agreement shall constitute such assignment in the event the undersigned shall fail or refuse to execute and deliver such other or further assignment of such claims as Beneficiary may request.

     7. If the debtor is a corporation, Beneficiary is not to be concerned to see or inquire into the powers of Debtor or its directors, officers, partners, associates or other agents acting or purporting to act on its behalf, the undersigned hereby representing that such powers exist, and moneys in fact borrowed from Debtor in the professed exercise of such powers shall be deemed to form part of the liabilities guaranteed, even though the borrowing or obtaining of such moneys be in excess of the powers of Debtor or of the directors, partners, officers, associates or other agents thereof, or shall be in any way irregular or defective or informal.

     8. The undersigned agrees to pay a reasonable attorneys' fee and all other costs and expenses which may be incurred by Beneficiary in connection with this Guarantee or in the collection of any of said indebtedness or liabilities from Debtor or the undersigned.

     9. This Guarantee is assignable with any one and/or several and/or all of the indebtedness or liabilities which it guarantees, and when so assigned the guarantor shall be bound as above to the assignees without in any manner affecting guarantor's liability hereunder on any part of said obligations retained by Beneficiary.

     10. This Guarantee shall inure to the benefit of and bind the heirs, administrators, executors, assigns of Beneficiary and each of the undersigned, and shall be construed as the joint and several obligation of each of the undersigned where there is more than one.

     11. This Guarantee is in addition to and exclusive of the guarantee of any other guarantor and of any and all prior guarantees of any of the undersigned of indebtedness or liabilities of Debtor to Beneficiary; and this Guarantee shall in no way limit or lessen any other liability howsoever arising of any of the undersigned for payment of indebtedness or liabilities which are hereby guaranteed.

By  /s/  SY SHAHID
  ---------------------------------
  Sy Shahid, an Individual

By
  ---------------------------------


Dated: May 17, 1996
Index # 2014

                                 EXHIBIT C-2

                            GUARANTEE AGREEMENT

     1. In consideration of any financial accommodations given, or to be given, or continued, by BERGEN BRUNSWIG DRUG COMPANY (hereinafter referred to as "Beneficiary") to HORIZON PHARMACIES,INC. dba HORIZON PHARMACY (hereinafter referred to as "Debtor") the undersigned hereby unconditionally guarantees the prompt payment of all indebtedness or liabilities according to the terms thereof as agreed in any financial statement, application or other instrument, including but not limited to that certain promissory note dated May 17, 1996 executed by Debtor, which debtor may now or at any time hereafter owe to Beneficiary, whether arising from dealings between Debtor and Beneficiary or from other dealings by which Beneficiary may be or become in any manner whatever a creditor of Debtor with such interest as may be due thereon.

     2. The undersigned agrees that Beneficiary may in its absolute discretion and without prejudice to or in any way limiting or lessening the liability of the undersigned under this guarantee: (a) extend credit to Debtor, in such amount and at such times as Beneficiary may determine, whether for a greater or lesser amount than is hereby guaranteed and whether Beneficiary has any knowledge of facts with respect to Debtor which might be construed as materially prejudicial to the interests of the undersigned, Beneficiary being hereby relieved of any duty to disclose any such facts to the undersigned; (b) grant extensions of time or other indulgences; (c) change the interest rate; (d) take or give up or modify, vary, exchange, renew or abstain from perfecting or taking advantage of any security; (e) accept or make compositions or other arrangements or file or refrain from filing a claim in any bankruptcy proceeding of Debtor or other guarantor; (f) discharge or release any party or parties; (g) realize on any security; and (h) otherwise deal with Debtor and co-guarantors and other parties and security as Beneficiary may deem expedient.

     3. This shall be a continuing guarantee and shall cover all indebtedness and liabilities of Debtor and (??????) more than one, the several obligations of each as well as their joint obligations, including those in????? up to such time as Beneficiary shall have actually received written notice of revocation of this guarantee by the undersigned. Such revocation shall not affect the undersigned's obligations to Beneficiary with respect to indebtedness or liabilities of Debtor to Beneficiary arising prior to actual receipt by Beneficiary of such revocation.

     4. This guarantee shall secure any balance due or owing from time to time and at any time from Debtor to Beneficiary, notwithstanding any payments from time to time made to Beneficiary or any settlement of account or any other thing whatsoever, and no payment made by or on behalf of the undersigned to Beneficiary shall be held to discharge or diminish the continuing liability of the undersigned hereunder unless written notice is given to Beneficiary at the time of making such payments that the same are being made for the purpose of liquidating such liability and until full payment of all indebtedness and liabilities (including interest), present and future and whether or not payment thereof is guaranteed hereby of Debtor to Beneficiary, present and future and whether or not payment thereof is guaranteed hereby of Debtor to Beneficiary, the undersigned waives all right of subrogation and all benefit of or right to participate in any security now or hereafter held by Debtor.

     5. All demands, presentments, notices of protest and of dishonor and notices of every kind or nature, including those of any action or non-action on the part of Debtor, Beneficiary, any co-guarantor, or any creditor of Debtor, Beneficiary, or any co-guarantor, or any other person whomsoever, are expressly waived by the undersigned. The undersigned hereby waives the right to require Beneficiary to proceed against Debtor, any co-guarantor or any other party or to proceed against or apply any security it may hold, and waives the right to require Beneficiary to pursue any other remedy for the benefit of the undersigned, and agrees that Beneficiary may proceed against the undersigned for the amount hereby guaranteed without taking any action against Debtor, any co-guarantor or any other party and without proceeding against or ????ying any security it may hold. The undersigned waives the right to plead any and all statutes of limitations as a defense to this guarantee and to any indebtedness or liability hereby guaranteed, and agrees that any partial payments by or on behalf of Debtor on any indebtedness or liability hereby guaranteed,

REV 9/92                            GENERAL
GTEEHOR.DOC
including interest, shall, as of the time each such payment is made, stop the running of the time within which an action may be commenced upon this guarantee and shall constitute a further waiver by the undersigned of the right to plead any and all statutes of limitations as a defense to this guarantee and to any indebtedness or liability hereby guaranteed.

     6. All debts and liabilities, present and future, of Debtor to the undersigned, or any of them, are hereby postponed to the liabilities of Debtor to Beneficiary and all moneys received by any of the undersigned or their representatives, successors or assigns thereon, shall be received as trustees for Debtor and shall be paid over to Beneficiary and the undersigned and each of them further agree, upon any liquidation or distribution of the assets of Debtor, to assign to Beneficiary upon its request all claims on account of all such debts and liabilities, to the end that Beneficiary shall receive all dividends and payments on such debts and liabilities until payment in full of all liabilities of Debtor to Beneficiary; and this agreement shall constitute such assignment in the event the undersigned shall fail or refuse to execute and deliver such other or further assignment of such claims as Beneficiary may request.

     7. If the debtor is a corporation, Beneficiary is not to be concerned to see or inquire into the powers of Debtor or its directors, officers, partners, associates or other agents acting or purporting to act on its behalf, the undersigned hereby representing that such powers exist, and moneys in fact borrowed from Debtor in the professed exercise of such powers shall be deemed to form part of the liabilities guaranteed, even though the borrowing or obtaining of such moneys be in excess of the powers of Debtor or of the directors, partners, officers, associates or other agents thereof, or shall be in any way irregular or defective or informal.

     8. The undersigned agrees to pay a reasonable attorneys' fee and all other costs and expenses which may be incurred by Beneficiary in connection with this Guarantee or in the collection of any of said indebtedness or liabilities from Debtor or the undersigned.

     9. This Guarantee is assignable with any one and/or several and/or all of the indebtedness or liabilities which it guarantees, and when so assigned the guarantor shall be bound as above to the assignees without in any manner affecting guarantor's liability hereunder on any part of said obligations retained by Beneficiary.

     10. This Guarantee shall inure to the benefit of and bind the heirs, administrators, executors, assigns of Beneficiary and each of the undersigned, and shall be construed as the joint and the several obligation of each of the undersigned where there is more than one.

     11. This Guarantee is in addition to and exclusive of the guarantee of any other guarantor and of any and all prior guarantees of any of the undersigned of indebtedness or liabilities of Debtor to Beneficiary; and this Guarantee shall in no way limit or lessen any other liability howsoever arising of any of the undersigned for payment of indebtedness or liabilities which are hereby guaranteed.

By  /s/  CHARLIE HERR
  ---------------------------------
  Charlie Herr, an individual

By
  ---------------------------------

Dated: May 17, 1996
Index # 2014